Exhibit 99.2

Quarterly Investor Supplement

December 31, 2016

This report should be read in conjunction with Voya Financial, Inc.‘s Annual Report on Form 10-K for the twelve months ended December 31, 2016. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Table of Contents Page Consolidated Explanatory Note on Non-GAAP Financial Information 3—5 Organizational Chart 6 Consolidated Balance Sheets 7 Consolidated Statements of Operations 8 Key Metrics 9 Operating Revenues and Operating Earnings by Segment 10 Consolidated Earnings Before Income Taxes 11 Operating Earnings by Segment (QTD) 12 Operating Earnings by Segment (YTD) 13 Adjusted Operating Earnings Before Interest, After Income Taxes 14 Adjusted Operating Return on Capital and Return on Equity 15 DAC/VOBA Segment Trends 16 Consolidated Capital Structure 17 Consolidated Assets Under Management/Assets Under Administration 18 Retirement Operating Earnings 20 Sources of Operating Earnings 21 Assets Under Management/Assets Under Administration 22 Assets Under Management Rollforward 23 Investment Management Operating Earnings 25 Sources of Operating Earnings 26 Key Metrics 27 Account Value Rollforward by Source 28 Account Value by Asset Type 29 Annuities Operating Earnings 31 Sources of Operating Earnings 32 Assets Under Management 33 Assets Under Management Rollforward 34 Individual Life Operating Earnings 36 Sources of Operating Earnings 37 Key Metrics 38 Employee Benefits Operating Earnings 40 Sources of Operating Earnings 41 Key Metrics 42 Page Corporate Operating Earnings 44 Closed Block Variable Annuity Closed Block Variable Annuity Income (Loss) Before Income Taxes 46 Closed Block Variable Annuity Death and Living Benefits 47 Closed Block Variable Annuity Assets Under Management Rollforward 48 Investment Information Portfolio Composition 50 Portfolio Results 51 Alternative Investment Income 52 Unrealized Gains (Losses) 53 Asset Backed Securities 54 RMBS Securities Summary 55 CMBS and Other Asset-Backed Securities Summary 56 Mortgage Loans on Real Estate 57 US and Foreign Corporate Securities 58 Exposure to European Debt—Fixed Maturities and Equity Securities 59 Reconciliations Reconciliation of Operating Revenues and Earnings by Segment 61 Reconciliation of Operating Revenues by Segment 62 Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss) 63 - 64 Reconciliation of Adjusted Operating Earnings 65—66 Reconciliation of Adjusted Operating Earnings and Calculation of Adjusted Operating Return on Capital 67—70 Reconciliation of Ongoing Business Adjusted ROE and Capital 71 Impacts of Prepayments and Alternative Income Above (Below) Long-Term Expectations 72 Calculation of ROE and ROC 73 Reconciliation of Operating Earnings Per Share: Book Value Per Share Excluding AOCI 74 Reconciliation of Average Capital: Debt to Capital, Excluding AOCI 75 Reconciliation of Investment Management Operating Margin, Excluding Investment Capital 76 Additional Information Fixed Maturity Securities—Businesses Exited Through Reinsurance 78 Ratings 79

Voya Financial Page 3 of 79 Explanatory Note on Non-GAAP Financial Information

Operating Earning Before Income Taxes

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. We believe that operating earnings before income taxes provides a meaningful measure of our business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of our underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment operating earnings before income taxes as we do for consolidated Net income (loss).

Operating earnings before income taxes does not replace Net income (loss) as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Net income (loss) and Operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:

• Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

• Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

• Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions);

• Income (loss) attributable to noncontrolling interest;

• Income (loss) related to early extinguishment of debt;

• Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

• Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

• Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Operating earnings before income taxes, when presented on a consolidated basis, also does not reflect the results of operations of our CBVA segment because this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics or generating net income. As a result of this focus on regulatory and rating agency capital, the financial results of the CBVA segment presented in accordance with GAAP tend to exhibit a high degree of volatility based on factors, such as the asymmetry between the accounting for certain liabilities and the corresponding hedging assets, and gains and losses due to changes in nonperformance risk, that are not necessarily reflective of the economic costs and benefits of our CBVA business. When we present the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.

Effective April 1, 2015, we disposed of, via reinsurance, retained group reinsurance policies. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from Operating earnings before income taxes and from Operating revenues, beginning in the second quarter of 2015, the revenues and expenses of this reinsured block of business are excluded from these metrics.

Effective October 1, 2015, we disposed of, via reinsurance, a block of in-force term life contracts. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from operating earnings before income taxes and from operating revenues, beginning in the fourth quarter of 2015, the revenues and expenses of these reinsured blocks of business are excluded from these metrics.

The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to Net income (loss) before income taxes, and from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes, refer to the “Reconciliations” section in this document.

Voya Financial Page 4 of 79 Explanatory Note on Non-GAAP Financial Information Ongoing Business Adjusted Operating ROE/ROC We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our ongoing businesses apart from corporate and closed block activities, which include our Retirement, Investment Management, Annuities, Individual Life and Employee Benefits segments. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, refer to the “Reconciliations” section in this document. Adjusted Operating Earnings Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items: DAC/VOBA and other intangibles unlocking; The net gains included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”), and losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a mean of exiting this asset class; A gain related to the amendment or recapture of certain reinsurance agreements during 2014; The net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012; and Interest expense related to debt in our Corporate segment. Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement, loss from the disposition of low-income housing tax credit partnerships, gain on reinsurance recapture, and impact of investment portfolio restructuring affected run-rate results and we believe that this effect is not reflective of our ongoing performance. Operating Earnings per Share; Shareholders’ Equity/Book Value per Share, Excluding AOCI In addition to Net income (loss) per share, we report Operating Earnings per Share because we believe that operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view. For a reconciliation of these non-GAAP measures to Net income (loss) per share and book value per share, refer to the “Reconciliations” section in this document.

Voya Financial Page 5 of 79 Explanatory Note on Non-GAAP Financial Information Operating Revenues Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items: Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue; Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes our nonperformance spread; Revenues related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold related to these transactions); Revenues attributable to noncontrolling interest; and Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties, and the elimination of intercompany investment expenses included in operating revenues. Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment and the relative portions attributable to businesses exited through reinsurance or divestment. The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, refer to the “Reconciliations” section in this document. Sources of Earnings We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes. The sources of earnings are defined as such: Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves. Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees. Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC. Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit. Trail commissions are commissions paid that are not deferred and thus recorded directly to expense. For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings. Other Information Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial Page 6 of 79 Organizational Chart

Page 7 of 79

Voya Financial

Consolidated Balance Sheets

(in millions USD)	Balances as of				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Assets					
Total investments	92,638.4	97,352.4	95,639.2	92,987.7	88,491.9
Cash and cash equivalents	2,910.7	2,766.7	3,799.7	2,526.4	2,512.7
Assets held in separate accounts	97,118.7	97,975.7	96,307.3	95,774.8	96,514.8
Reinsurance recoverable	7,318.0	7,305.1	7,473.1	7,558.0	7,653.7
Short term investments under securities loan agreement and accrued investment income	1,679.6	2,056.8	2,219.4	2,120.7	1,559.0
Deferred policy acquisition costs, Value of business acquired	4,887.5	4,059.5	4,263.8	4,693.0	5,370.1
Goodwill and other intangible assets	219.5	227.3	239.5	245.7	250.8
Other assets (1)	3,406.7	2,336.7	2,212.9	2,879.6	3,392.4
Assets related to consolidated investment entities	4,056.0	4,542.0	4,910.5	5,221.8	12,478.1
Total Assets	**214,235.1**	**218,622.2**	**217,065.4**	**214,007.7**	**218,223.5**
Liabilities					
Future policy benefits and contract owner account balances	92,053.4	91,406.0	90,622.7	89,471.0	88,172.1
Liabilities related to separate accounts	97,118.7	97,975.7	96,307.3	95,774.8	96,514.8
Funds held under reinsurance agreements	729.1	773.3	802.0	781.1	702.4
Payables under securities loan agreements, including collateral held	1,841.3	2,878.0	3,012.3	2,557.9	1,485.0
Long-term debt	3,549.5	3,548.5	3,547.5	3,455.9	3,459.8
Other liabilities (2)	2,481.0	2,896.1	3,116.7	2,931.7	2,705.8
Liabilities related to consolidated investment entities	2,495.0	2,989.2	3,291.3	3,332.9	8,907.8
Total Liabilities	**200,268.0**	**202,466.8**	**200,699.8**	**198,305.3**	**201,947.7**
Shareholders' Equity					
Common stock	2.7	2.7	2.7	2.7	2.7
Treasury stock	(2,796.0)	(2,795.8)	(2,645.8)	(2,529.0)	(2,302.3)
Additional paid-in capital	23,608.8	23,792.3	23,604.5	23,735.1	23,716.8
Retained earnings (deficit)	(9,843.3)	(9,310.3)	(9,062.2)	(9,223.7)	(9,406.3)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**10,972.2**	**11,688.9**	**11,899.2**	**11,985.1**	**12,010.9**
Accumulated other comprehensive income	2,021.7	3,517.1	3,439.7	2,476.2	1,424.9
Total Voya Financial, Inc. Shareholders' Equity	**12,993.9**	**15,206.0**	**15,338.9**	**14,461.3**	**13,435.8**
Noncontrolling interest	973.2	949.4	1,026.7	1,241.1	2,840.0
Total Shareholders' Equity	**13,967.1**	**16,155.4**	**16,365.6**	**15,702.4**	**16,275.8**
Total Liabilities and Shareholders' Equity	**214,235.1**	**218,622.2**	**217,065.4**	**214,007.7**	**218,223.5**

(1) Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes.
(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes.

PLAN I INVEST I PROTECT

Page 8 of 79

Voya Financial
Consolidated Statements of Operations

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Revenues							
Net investment income	1,188.1	1,163.4	1,175.2	1,094.1	1,178.4	4,620.8	4,538.2
Fee income	849.4	857.9	826.7	825.8	837.1	3,359.8	3,481.1
Premiums	1,109.5	726.7	711.6	966.8	619.7	3,514.6	3,024.5
Net realized capital gains (losses)	(804.8)	(367.7)	(101.3)	10.7	(772.6)	(1,263.1)	(733.3)
Income (loss) related to consolidated investment entities	103.0	57.7	(0.8)	29.1	18.5	189.0	524.2
Other revenues	103.2	90.5	84.6	82.8	91.6	361.1	406.9
Total revenues	**2,548.4**	**2,528.5**	**2,696.0**	**3,009.3**	**1,972.7**	**10,782.2**	**11,241.6**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(2,181.2)	(1,906.9)	(1,549.7)	(1,875.7)	(1,234.5)	(7,513.5)	(6,510.0)
Operating expenses	(777.1)	(723.6)	(716.4)	(720.2)	(788.2)	(2,937.3)	(3,003.4)
Net amortization of DAC/VOBA	(169.8)	(180.7)	(98.0)	(102.5)	(75.9)	(551.0)	(663.4)
Interest expense	(45.2)	(45.4)	(149.7)	(47.7)	(46.1)	(288.0)	(196.5)
Operating expenses related to consolidated investment entities	(27.0)	(27.8)	(29.1)	(21.9)	(71.3)	(105.8)	(283.8)
Total benefits and expenses	**(3,200.3)**	**(2,884.4)**	**(2,542.9)**	**(2,768.0)**	**(2,216.0)**	**(11,395.6)**	**(10,657.1)**
Income (loss) before income taxes	**(651.9)**	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**(613.4)**	**584.5**

PLAN | INVEST | PROTECT

Page 9 of 79

Voya Financial
Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015		Year-to-Date or As of 12/31/2016	12/31/2015
Net income (loss)	**(490.5)**	**(236.5)**	**136.0**	**192.3**	**(160.4)**		**(398.7)**	**538.6**
Net income (loss) attributable to noncontrolling interest	42.5	11.6	(25.5)	0.7	(53.6)		29.3	130.3
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(533.0)**	**(248.1)**	**161.5**	**191.6**	**(106.8)**		**(428.0)**	**408.3**
Operating earnings before income taxes - Total Consolidated [3]	**264.0**	**108.4**	**235.1**	**169.8**	**288.4**		**777.3**	**977.5**
Total Voya Financial, Inc. Shareholders' Equity	**12,993.9**	**15,206.0**	**15,338.9**	**14,461.3**	**13,435.8**		**12,993.9**	**13,435.8**
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI [3]	**10,972.2**	**11,688.9**	**11,899.2**	**11,985.1**	**12,010.9**		**10,972.2**	**12,010.9**
Return on Equity:								
GAAP Return on Equity - TTM [1]	(2.9)%	0.0%	2.0%	2.8%	2.7%		(2.9)%	2.7%
Ongoing Business Adjusted Operating Return on Equity - TTM [1] [2] [3]	12.3 %	12.1%	11.5%	11.4%	12.1%		12.3 %	12.1%
Debt to Capital:								
Debt to Capital	**21.5 %**	**18.9%**	**18.8%**	**19.3%**	**20.5%**		**21.5 %**	**20.5%**
Debt to Capital (Excluding AOCI) [3]	**24.4 %**	**23.3%**	**23.0%**	**22.4%**	**22.4%**		**24.4 %**	**22.4%**
Per Share:								
Net income (loss) available to shareholders per common share:								
Basic	(2.74)	(1.24)	0.80	0.93	(0.50)	R	(2.13)	1.81
Diluted	(2.74)	(1.24)	0.79	0.92	(0.50)		(2.13)	1.80
Total Consolidated Operating earnings per share (Diluted) [3] [4]	0.91	0.37	0.79	0.55	0.91		2.61	2.92
Book value per share (Including AOCI)	66.77	78.14	76.62	70.89	64.26		66.77	64.26
Book value per share (Excluding AOCI) [3]	56.38	60.07	59.44	58.75	57.44		56.38	57.44
Shares:								
Weighted-average common shares outstanding								
Basic	194.6	199.6	202.4	206.9	213.4	R	200.8	225.4
Diluted	194.6	199.6	203.5	209.1	213.4		200.8	227.4
Ending shares outstanding	194.6	194.6	200.2	204.0	209.1		194.6	209.1
Returned to Shareholders:								
Repurchase of common shares, excluding commissions	—	150.0	116.7	220.3	250.1		487.0	1,490.3
Dividends to shareholders	1.9	2.0	2.1	2.0	2.1		8.0	9.0
Total cash returned to shareholders	**1.9**	**152.0**	**118.8**	**222.3**	**252.2**		**495.0**	**1,499.3**

[1] Trailing twelve months calculation.

[2] Assumes a debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax", which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business.

[3] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

[4] For periods in which there is a Net loss available to common shareholders, Operating earnings per share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Operating earnings per share calculation. The number of weighted-average diluted shares used for these periods are 197.1 million for the three months ended December 31, 2016, 201.5 million for the three months ending September 30, 2016, 216.0 million for the 3 months ending December 31, 2015, and 202.8 million for the twelve months ending December 31, 2016.

[R] Amounts revised to reflect a correction to diluted weighted-average common shares outstanding, which had a immaterial impact on non-operating items and Net Income (loss) available to shareholders per common share including dilutive effects.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial

Page 10 of 79

Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Operating Revenues							
Retirement	923.2	673.8	722.3	937.7	662.5	3,257.0	2,994.1
Investment Management	189.1	163.0	142.4	132.2	147.9	626.7	622.2
Annuities	321.0	310.6	319.1	303.0	322.2	1,253.7	1,262.6
Individual Life	640.9	637.7	624.9	624.0	614.9	2,527.5	2,616.7
Employee Benefits	410.0	405.9	400.8	399.7	383.4	1,616.4	1,507.2
Corporate	21.6	24.9	32.9	28.7	30.5	108.1	136.4
Total operating revenues [1]	**2,505.8**	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**9,389.4**	**9,139.2**
Operating Earnings							
Retirement	142.7	62.9	140.5	103.7	137.2	449.8	470.6
Investment Management	64.8	51.5	31.8	22.7	42.4	170.8	181.9
Annuities	84.6	113.3	72.6	50.7	62.9	321.2	243.0
Individual Life	43.4	(76.2)	50.3	41.1	102.4	58.6	172.7
Employee Benefits	31.9	41.3	32.3	20.8	23.6	126.3	146.1
Corporate	(103.4)	(84.4)	(92.4)	(69.2)	(80.1)	(349.4)	(236.8)
Total operating earnings before income taxes [1]	**264.0**	**108.4**	**235.1**	**169.8**	**288.4**	**777.3**	**977.5**
Closed Block Variable Annuity	(729.5)	(328.0)	56.5	46.0	(317.3)	(955.0)	(173.3)
Net investment gains (losses) and related charges and adjustments	9.8	(65.6)	(24.7)	(60.4)	(59.7)	(140.9)	(83.3)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(142.9)	(53.5)	21.2	93.5	(39.6)	(81.7)	(93.9)
Income (loss) related to businesses exited through reinsurance or divestment	(16.9)	1.3	0.5	1.6	(104.2)	(13.5)	(169.3)
Income (loss) attributable to noncontrolling interests	42.5	11.6	(25.5)	0.7	(53.6)	29.3	130.3
Income (loss) on early extinguishment of debt	—	(0.1)	(102.4)	(1.7)	—	(104.2)	(10.1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(48.1)	(7.1)	—	—	62.7	(55.2)	62.7
Other adjustments to operating earnings [2]	(30.8)	(22.9)	(7.6)	(8.2)	(20.0)	(69.5)	(56.1)
Total non-operating adjustments	**(915.9)**	**(464.3)**	**(82.0)**	**71.5**	**(531.7)**	**(1,390.7)**	**(393.0)**
Income (loss) before income taxes	**(651.9)**	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**(613.4)**	**584.5**
Less: Income tax expense (benefit)	(161.4)	(119.4)	17.1	49.0	(82.9)	(214.7)	45.9
Net income (loss)	**(490.5)**	**(236.5)**	**136.0**	**192.3**	**(160.4)**	**(398.7)**	**538.6**
Net income (loss) attributable to noncontrolling interest	42.5	11.6	(25.5)	0.7	(53.6)	29.3	130.3
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(533.0)**	**(248.1)**	**161.5**	**191.6**	**(106.8)**	**(428.0)**	**408.3**

[1] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

[2] Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

PLAN | INVEST | PROTECT

Voya Financial
Page 11 of 79

Consolidated Operating Earnings Before Income Taxes

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Operating revenues							
Net investment income and net realized gains (losses)	997.8	957.5	950.5	900.5	950.1	3,806.3	3,767.8
Fee income	664.6	662.0	647.0	633.2	640.0	2,606.8	2,625.5
Premiums	792.0	558.7	613.0	858.1	537.1	2,821.8	2,617.1
Other revenue	51.4	37.7	31.9	33.5	34.2	154.5	128.8
Total operating revenues [(1)]	**2,505.8**	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**9,389.4**	**9,139.2**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,504.0)	(1,337.0)	(1,269.9)	(1,506.4)	(1,157.9)	(5,617.3)	(5,170.1)
Operating expenses	(578.2)	(566.3)	(587.2)	(590.2)	(575.7)	(2,321.9)	(2,258.2)
Net amortization of DAC/VOBA	(113.8)	(158.4)	(101.7)	(112.2)	(93.0)	(486.1)	(544.4)
Interest expense	(45.8)	(45.8)	(48.5)	(46.7)	(46.4)	(186.8)	(189.0)
Total operating benefits and expenses	**(2,241.8)**	**(2,107.5)**	**(2,007.3)**	**(2,255.5)**	**(1,873.0)**	**(8,612.1)**	**(8,161.7)**
Operating earnings before income taxes [(1)]	**264.0**	**108.4**	**235.1**	**169.8**	**288.4**	**777.3**	**977.5**
Adjustments							
Closed Block Variable Annuity	(729.5)	(328.0)	56.5	46.0	(317.3)	(955.0)	(173.3)
Net investment gains (losses) and related charges and adjustments	9.8	(65.6)	(24.7)	(60.4)	(59.7)	(140.9)	(83.3)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(142.9)	(53.5)	21.2	93.5	(39.6)	(81.7)	(93.9)
Income (loss) related to businesses exited through reinsurance or divestment	(16.9)	1.3	0.5	1.6	(104.2)	(13.5)	(169.3)
Income (loss) attributable to noncontrolling interests	42.5	11.6	(25.5)	0.7	(53.6)	29.3	130.3
Income (loss) on early extinguishment of debt	—	(0.1)	(102.4)	(1.7)	—	(104.2)	(10.1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(48.1)	(7.1)	—	—	62.7	(55.2)	62.7
Other adjustments to operating earnings [(2)]	(30.8)	(22.9)	(7.6)	(8.2)	(20.0)	(69.5)	(56.1)
Total non-operating adjustments	**(915.9)**	**(464.3)**	**(82.0)**	**71.5**	**(531.7)**	**(1,390.7)**	**(393.0)**
Income (loss) before income taxes	**(651.9)**	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**(613.4)**	**584.5**

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

(2) Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Page 12 of 79

Voya Financial

Operating Earnings by Segment

(in millions USD)	Three Months Ended December 31, 2016						
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
Operating revenues							
Net investment income and net realized gains (losses)	433.5	8.6	278.0	225.3	30.0	22.4	997.8
Fee income	175.8	152.1	17.5	303.3	15.9	—	664.6
Premiums	294.8		22.2	109.3	365.1	0.6	792.0
Other revenue	19.1	28.4	3.3	3.0	(1.0)	(1.4)	51.4
Total operating revenues [(1)]	**923.2**	**189.1**	**321.0**	**640.9**	**410.0**	**21.6**	**2,505.8**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(534.1)	—	(164.5)	(474.4)	(302.5)	(28.5)	(1,504.0)
Operating expenses	(206.8)	(124.3)	(41.3)	(81.9)	(73.2)	(50.7)	(578.2)
Net amortization of DAC/VOBA	(39.6)	—	(30.6)	(41.2)	(2.4)	—	(113.8)
Interest expense	—	—	—	—	—	(45.8)	(45.8)
Total operating benefits and expenses	**(780.5)**	**(124.3)**	**(236.4)**	**(597.5)**	**(378.1)**	**(125.0)**	**(2,241.8)**
Operating earnings before income taxes [(1)]	**142.7**	**64.8**	**84.6**	**43.4**	**31.9**	**(103.4)**	**264.0**

	Three Months Ended December 31, 2015						
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
Operating revenues							
Net investment income and net realized gains (losses)	411.9	(8.8)	273.1	217.4	26.8	29.7	950.1
Fee income	179.4	145.1	16.4	283.1	16.0	—	640.0
Premiums	55.4	—	29.2	109.8	342.0	0.7	537.1
Other revenue	15.8	11.6	3.5	4.6	(1.4)	0.1	34.2
Total operating revenues [(1)]	**662.5**	**147.9**	**322.2**	**614.9**	**383.4**	**30.5**	**2,161.4**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(278.6)	—	(179.2)	(409.4)	(282.3)	(8.4)	(1,157.9)
Operating expenses	(217.9)	(105.5)	(38.2)	(84.0)	(74.3)	(55.8)	(575.7)
Net amortization of DAC/VOBA	(28.8)	—	(41.9)	(19.1)	(3.2)	—	(93.0)
Interest expense	—	—	—	—	—	(46.4)	(46.4)
Total operating benefits and expenses	**(525.3)**	**(105.5)**	**(259.3)**	**(512.5)**	**(359.8)**	**(110.6)**	**(1,873.0)**
Operating earnings before income taxes [(1)]	**137.2**	**42.4**	**62.9**	**102.4**	**23.6**	**(80.1)**	**288.4**

[(1)] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

PLAN | INVEST | PROTECT

Page 13 of 79

Voya Financial

Operating Earnings by Segment

(in millions USD)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
	Twelve Months Ended December 31, 2016						
Operating revenues							
Net investment income and net realized gains (losses)	1,673.6	(8.0)	1,069.6	857.2	111.1	102.8	3,806.3
Fee income	687.1	581.7	66.8	1,208.5	62.7	—	2,606.8
Premiums	824.4	—	102.0	445.8	1,446.8	2.8	2,821.8
Other revenue	71.9	53.0	15.3	16.0	(4.2)	2.5	154.5
Total operating revenues (1)	**3,257.0**	**626.7**	**1,253.7**	**2,527.5**	**1,616.4**	**108.1**	**9,389.4**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,743.7)	—	(676.9)	(1,973.3)	(1,169.0)	(54.4)	(5,617.3)
Operating expenses	(853.8)	(455.9)	(160.5)	(329.8)	(305.6)	(216.3)	(2,321.9)
Net amortization of DAC/VOBA	(209.7)	—	(95.1)	(165.8)	(15.5)	—	(486.1)
Interest expense	—	—	—	—	—	(186.8)	(186.8)
Total operating benefits and expenses	**(2,807.2)**	**(455.9)**	**(932.5)**	**(2,468.9)**	**(1,490.1)**	**(457.5)**	**(8,612.1)**
Operating earnings before income taxes (1)	**449.8**	**170.8**	**321.2**	**58.6**	**126.3**	**(349.4)**	**777.3**

(in millions USD)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
	Twelve Months Ended December 31, 2015						
Operating revenues							
Net investment income and net realized gains (losses)	1,578.0	1.1	1,068.1	879.4	108.1	133.1	3,767.8
Fee income	736.1	584.6	63.6	1,172.4	68.3	0.5	2,625.5
Premiums	613.4	—	116.4	548.0	1,336.6	2.7	2,617.1
Other revenue	66.6	36.5	14.5	16.9	(5.8)	0.1	128.8
Total operating revenues (1)	**2,994.1**	**622.2**	**1,262.6**	**2,616.7**	**1,507.2**	**136.4**	**9,139.2**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,469.3)	—	(697.9)	(1,923.3)	(1,050.5)	(29.1)	(5,170.1)
Operating expenses	(869.6)	(440.3)	(152.3)	(351.8)	(289.1)	(155.1)	(2,258.2)
Net amortization of DAC/VOBA	(184.6)	—	(169.4)	(168.9)	(21.5)	—	(544.4)
Interest expense	—	—	—	—	—	(189.0)	(189.0)
Total operating benefits and expenses	**(2,523.5)**	**(440.3)**	**(1,019.6)**	**(2,444.0)**	**(1,361.1)**	**(373.2)**	**(8,161.7)**
Operating earnings before income taxes (1)	**470.6**	**181.9**	**243.0**	**172.7**	**146.1**	**(236.8)**	**977.5**

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial

Page 14 of 79

Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2016								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes [1]	449.8	170.8	321.2	58.6	126.3	1,126.7		(349.4)	777.3
Less:									
Interest expense						—		(192.8)	(192.8)
DAC/VOBA and other intangibles unlocking	(65.6)	—	91.5	(143.5)	(4.0)	(121.6)		—	(121.6)
Gain on Lehman Recovery	4.1	2.8	4.5	8.0	1.0	20.4		0.3	20.7
Adjusted operating earnings before interest	511.3	168.0	225.2	194.1	129.3	1,227.9	—	(156.9)	1,071.0
Income tax expense	163.6	53.8	72.1	62.1	41.4	393.0		(50.2)	342.8
Adjusted operating earnings before interest and after income taxes [1]	**347.7**	**114.2**	**153.1**	**132.0**	**87.9**	**834.9**	**—**	**(106.7)**	**728.2**

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2015								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes [1]	470.6	181.9	243.0	172.7	146.1	1,214.3	—	(236.8)	977.5
Less:									
Interest expense	—	—	—	—	—	—	—	(194.5)	(194.5)
DAC/VOBA and other intangibles unlocking	(37.2)	—	12.5	(38.4)	(4.4)	(67.5)	—	—	(67.5)
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—	—	1.6	1.6
Adjusted operating earnings before interest	507.8	181.9	230.5	211.1	150.5	1,281.8	—	(43.9)	1,237.9
Income tax expense	162.5	58.2	73.8	67.6	48.2	410.3	—	(14.0)	396.3
Adjusted operating earnings before interest and after income taxes [1]	**345.3**	**123.7**	**156.7**	**143.5**	**102.3**	**871.5**	**—**	**(29.9)**	**841.6**

[1] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Page 15 of 79

Voya Financial

Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate DTA [4]	Corporate Other	Consolidated
Twelve Months Ended December 31, 2016										
Ending Capital [1]	4,068	295	1,497	1,677	341	7,878 [5]	2,246	2,660	1,738	14,522 [5]
Average Capital [3]	3,964	297	1,561	2,015	378	8,215 [5]	3,006	2,149	1,910	15,280
Adjusted operating earnings before interest and after income taxes [5]	347.7	114.2	153.1	132.0	87.9	834.9	—	—	(106.7)	728.2
Adjusted Operating Return on Capital [5]	**8.8%**	**38.5%**	**9.8%**	**6.6%**	**23.3%**	**10.2%** [5]	**N/M**	**N/M**	**N/M**	**4.8%**
Adjusted Operating Return on Equity [2] [5]						**12.3%** [5]				

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate DTA [4]	Corporate Other	Consolidated
Twelve Months Ended December 31, 2015										
Ending Capital [1]	3,960	317	1,656	2,048	396	8,377 [5]	2,836	2,072	2,186	15,471 [5]
Average Capital [3]	3,965	329	1,689	2,327	387	8,697 [5]	2,803	2,148	2,319	15,967
Adjusted operating earnings before interest and after income taxes [5]	345.3	123.7	156.7	143.5	102.3	871.5	—	—	(29.9)	841.6
Adjusted Operating Return on Capital [5]	**8.7%**	**37.6%**	**9.3%**	**6.2%**	**26.5%**	**10.0%** [5]	**N/M**	**N/M**	**N/M**	**5.3%**
Adjusted Operating Return on Equity [2] [5]						**12.1%** [5]				

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax", which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business segments.

[3] Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015.

[4] Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $745 million and $783 million tax valuation allowance related to Federal NOLs for the twelve months ending December 31, 2016 and December 31, 2015, respectively.

[5] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Page 16 of 79

Voya Financial
DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Retirement							
Balance as of Beginning-of-Period	814.3	967.3	1,168.0	1,402.5	1,239.7	1,402.5	1,081.0
Deferrals of commissions and expenses	22.1	24.6	24.9	23.4	27.5	95.0	101.0
Amortization	(24.2)	(39.6)	(36.7)	(14.4)	(34.2)	(114.9)	(132.5)
Unlocking	(23.2)	(99.6)	27.7	12.7	10.5	(82.4)	(50.0)
Change in unrealized capital gains/losses	376.2	(38.4)	(216.6)	(256.2)	159.0	(135.0)	403.0
Balance as of End-of-Period	**1,165.2**	**814.3**	**967.3**	**1,168.0**	**1,402.5**	**1,165.2**	**1,402.5**
Annuities							
Balance as of Beginning-of-Period	401.5	352.9	463.4	604.6	493.4	604.6	492.3
Deferrals of commissions and expenses	31.4	23.6	30.4	35.5	37.2	120.9	110.9
Amortization	33.2	(6.9)	(53.0)	(72.8)	(20.5)	(99.5)	(194.2)
Unlocking	(8.2)	34.2	23.2	26.9	4.4	76.1	(53.6)
Change in unrealized capital gains/losses	189.6	(2.3)	(111.1)	(130.8)	90.1	(54.6)	249.2
Balance as of End-of-Period	**647.5**	**401.5**	**352.9**	**463.4**	**604.6**	**647.5**	**604.6**
Individual Life							
Balance as of Beginning-of-Period	2,377.6	2,476.9	2,567.3	2,856.8	2,675.4	2,856.8	2,440.4
Deferrals of commissions and expenses	32.9	36.6	42.1	35.4	44.2	147.0	149.7
Amortization	(37.9)	(21.1)	(37.2)	(29.0)	(42.5)	(125.2)	(165.7)
Unlocking	(5.0)	(40.9)	(2.5)	(7.7)	16.0	(56.1)	8.5
Change in unrealized capital gains/losses	334.6	(73.9)	(92.8)	(288.2)	163.7	(120.3)	423.9
Balance as of End-of-Period	**2,702.2**	**2,377.6**	**2,476.9**	**2,567.3**	**2,856.8**	**2,702.2**	**2,856.8**
Other [1]							
Balance as of Beginning-of-Period	69.3	67.0	82.4	84.1	84.4	84.1	91.6
Deferrals of commissions and expenses	5.0	5.0	4.9	3.9	4.1	18.8	18.3
Amortization	(3.2)	(2.8)	(4.6)	(4.3)	(1.8)	(14.9)	(21.2)
Unlocking	—	(0.2)	(1.5)	(2.3)	(0.2)	(4.0)	(4.4)
Change in unrealized capital gains/losses	5.1	0.3	(14.2)	1.0	(2.4)	(7.8)	(0.2)
Balance as of End-of-Period	**76.2**	**69.3**	**67.0**	**82.4**	**84.1**	**76.2**	**84.1**
Closed Block Variable Annuity							
Balance as of Beginning-of-Period	396.8	399.7	411.9	422.1	433.1	422.1	465.6
Deferrals of commissions and expenses	0.9	0.9	1.2	1.4	1.4	4.4	6.8
Amortization	(10.1)	(13.2)	(11.2)	(11.1)	(12.2)	(45.6)	(52.0)
Unlocking [2]	(91.2)	9.4	(2.2)	(0.5)	(0.2)	(84.5)	1.7
Change in unrealized capital gains/losses	—	—	—	—	—	—	—
Balance as of End-of-Period	**296.4**	**396.8**	**399.7**	**411.9**	**422.1**	**296.4**	**422.1**
Total							
Balance as of Beginning-of-Period	4,059.5	4,263.8	4,693.0	5,370.1	4,926.0	5,370.1	4,570.9
Deferrals of commissions and expenses	92.3	90.7	103.5	99.6	113.0	386.1	386.7
Amortization	(42.2)	(83.6)	(142.7)	(131.6)	(108.6)	(400.1)	(565.6)
Unlocking	(127.6)	(97.1)	44.7	29.1	32.7	(150.9)	(97.8)
Change in unrealized capital gains/losses	905.5	(114.3)	(434.7)	(674.2)	407.0	(317.7)	1,075.9
Balance as of End-of-Period	**4,887.5**	**4,059.5**	**4,263.8**	**4,693.0**	**5,370.1**	**4,887.5**	**5,370.1**

[1] Includes Employee Benefits, Investment Management and Corporate.

[2] Includes a portion of loss recognition in the periods ended 12/31/2016 for the $85.1 million write-down of DAC/VOBA.

PLAN | INVEST | PROTECT

Voya Financial Page 17 of79 Consolidated Capital Structure Balances as of (in millions USD)12/31/2016 9/30/20166/30/20163/31/201612/31/2015 Financial Debt Senior bonds2,792.8 2,791.92,790.92,699.42,703.4 Subordinated bonds751.8 751.7751.7751.6751.5 Other debt4.9 4.94.94.94.9 Total Debt3,549.5 3,548.53,547.53,455.93,459.8 Equity Total common equity (Excluding AOCI) (1)10,972.2 11,688.911,899.211,985.112,010.9 Accumulated other comprehensive income (AOCI)2,021.7 3,517.13,439.72,476.21,424.9 Total Voya Financial, Inc. Shareholders’ Equity12,993.9 15,206.015,338.914,461.313,435.8 Total Equity (Excluding AOCI) (1)10,972.2 11,688.911,899.211,985.112,010.9 Capital Total Capitalization16,543.4 18,754.518,886.417,917.216,895.6 Total Capitalization (Excluding AOCI) (1)14,521.7 15,237.415,446.715,441.015,470.7 Debt to Capital Debt to Capital21.5% 18.9%18.8%19.3%20.5% Debt to Capital (Excluding AOCI) (1)24.4% 23.3%23.0%22.4%22.4% (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 61 of this document.

Voya Financial

Page 18 of 79

Consolidated Assets Under Management/Assets Under Administration

As of December 31, 2016

(in millions USD)	General Account	Separate Account	Institutional/ Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA
Retirement [1]	32,469.2	60,073.9	28,865.2	121,408.3	195,440.7	316,849.0
Investment Management	82,760.0	43,637.2	84,608.8	211,006.0	49,685.0	260,691.0
Annuities [2]	21,888.0	781.5	5,056.4	27,725.9	—	27,725.9
Individual Life [3]	12,688.5	2,532.9	—	15,221.4	—	15,221.4
Employee Benefits	1,776.2	14.9	—	1,791.1	—	1,791.1
Closed Block Variable Annuity	5,207.6	32,535.3	—	37,742.9	—	37,742.9
Eliminations/Other	(74,029.5)	(42,457.0)	(11,300.3)	(127,786.8)	(47,881.1)	(175,667.9)
Total AUM and AUA	**82,760.0**	**97,118.7**	**107,230.1**	**287,108.8**	**197,244.6**	**484,353.4**

[1] Includes wrapped funds as well as unwrapped Voya-managed funds.

[2] Includes Payout annuities.

[3] Includes assets backing interest and non-interest sensitive products.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Retirement

Voya Financial     Page 20 of 79

Retirement Operating Earnings

Three Months EndedYear-to-Date

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/201512/31/201612/31/2015

Operating revenues

Net investment income and net realized gains (losses)    433.5 420.0419.4400.7411.91,673.61,578.0

Fee income    175.8 176.0170.2165.1179.4687.1736.1

Premiums    294.8 60.4114.6354.655.4824.4613.4

Other revenue    19.1 17.418.117.315.871.966.6

Total operating revenues    923.2 673.8722.3937.7662.53,257.02,994.1

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders    (534.1) (290.3)(342.7)(576.6)(278.6)(1,743.7)(1,469.3)

Operating expenses    (206.8) (207.8)(213.9)(225.3)(217.9)(853.8)(869.6)

Net amortization of DAC/VOBA    (39.6) (112.8)(25.2)(32.1)(28.8)(209.7)(184.6)

Total operating benefits and expenses    (780.5) (610.9)(581.8)(834.0)(525.3)(2,807.2)(2,523.5)

Operating earnings before income taxes (1)    142.7 62.9140.5103.7137.2449.8470.6

(1) The three and twelve months ended 12/31/16 include $5.3 million of net investment income, and $(1.2) million of DAC/VOBA and other intangibles amortization from

Lehman Recovery.

Voya Financial
Page 21 of 79

Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	193.2	185.2	190.8	177.3	188.5	746.5	719.6
Fee based margin	197.9	196.8	190.9	185.5	200.4	771.1	813.8
Net underwriting gain (loss) and other revenue	(4.3)	(0.9)	(4.6)	(4.0)	(7.5)	(13.8)	(19.2)
Administrative expenses	(165.5)	(166.7)	(174.0)	(187.4)	(177.1)	(693.6)	(711.2)
Trail commissions	(37.8)	(37.6)	(36.1)	(34.4)	(36.9)	(145.9)	(142.7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(36.8)	(39.8)	(37.2)	(35.1)	(41.9)	(148.9)	(152.5)
DAC/VOBA and other intangibles unlocking	(4.0)	(74.1)	10.7	1.8	11.7	(65.6)	(37.2)
Operating earnings before income taxes [(2)]	**142.7**	**62.9**	**140.5**	**103.7**	**137.2**	**449.8**	**470.6**
Gross investment income							
Fixed income	387.8	386.6	383.6	389.5	376.7	1,547.5	1,457.5
Limited partnership income	2.4	0.4	(2.5)	(2.1)	(1.4)	(1.8)	0.4
Prepayment fee income	12.5	16.3	20.8	6.3	25.5	55.9	60.7
Total gross investment income	**402.7**	**403.3**	**401.9**	**393.7**	**400.8**	**1,601.6**	**1,518.6**
Investment expenses	(18.1)	(17.4)	(16.7)	(15.7)	(14.6)	(67.9)	(59.4)
Credited interest	(234.8)	(229.7)	(223.2)	(218.3)	(218.6)	(906.0)	(838.0)
Net margin	**149.8**	**156.2**	**162.0**	**159.7**	**167.6**	**627.7**	**621.2**
Other investment income [(1)]	43.4	29.0	28.8	17.6	20.9	118.8	98.4
Investment spread and other investment income	**193.2**	**185.2**	**190.8**	**177.3**	**188.5**	**746.5**	**719.6**
Fee based margin							
Fee based margin - excluding Recordkeeping	158.0	157.3	152.6	146.8	156.2	614.7	637.5
Fee based margin - Recordkeeping	39.9	39.5	38.3	38.7	44.1	156.4	176.4
Fee based margin	**197.9**	**196.8**	**190.9**	**185.5**	**200.3**	**771.1**	**813.9**

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

(2) The three and twelve months ended 12/31/16 include $5.3 million of net investment income, and $(1.2) million of DAC/VOBA and other intangibles amortization from Lehman Recovery.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial     Page 22 of79

Retirement AUM/AUA

Balances as of

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/2015

Assets Under Management by Product Group

Corporate markets    49,920.7 48,963.846,848.445,588.445,088.6

Tax-exempt markets    55,497.0 54,796.452,699.451,850.251,641.9

Total full service plans    105,417.7 103,760.299,547.897,438.696,730.5

Stable value and Pension risk transfer    12,505.5 12,346.511,967.311,639.310,762.9

Retail wealth management    3,485.1 3,461.73,397.03,349.33,313.7

Total AUM    121,408.3 119,568.4114,912.1112,427.2110,807.1

AUA    195,440.7 195,136.9188,335.2183,479.3180,949.9

Total AUM and AUA    316,849.0 314,705.3303,247.3295,906.5291,757.0

Assets Under Management by Fund Group

General account    32,469.2 31,672.331,101.330,502.929,752.6

Guaranteed separate account    7,192.2 7,522.77,260.97,093.16,895.6

Non-guaranteed separate account    52,881.7 52,269.950,260.749,391.249,746.3

Mutual funds / Institutional funds    28,865.2 28,103.526,289.225,440.024,412.6

Total AUM    121,408.3 119,568.4114,912.1112,427.2110,807.1

AUA    195,440.7 195,136.9188,335.2183,479.3180,949.9

Total AUM and AUA    316,849.0 314,705.3303,247.3295,906.5291,757.0

Page 23 of 79

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Full service - Corporate markets							
Assets under management, beginning of period	48,963.8	46,848.4	45,588.4	45,088.5	43,215.1	45,088.5	43,806.9
Transfer/Single deposits	1,498.5	1,036.7	868.6	711.2	1,439.1	4,115.0	4,085.6
Recurring deposits	1,102.9	1,173.8	1,178.5	1,342.8	1,026.6	4,798.0	4,419.9
Total Deposits	2,601.4	2,210.5	2,047.1	2,054.0	2,465.7	8,913.0	8,505.5
Surrenders, benefits, and product charges	(2,160.0)	(1,787.3)	(1,641.1)	(1,713.5)	(2,106.0)	(7,301.9)	(7,181.7)
Net Flows	441.4	423.2	406.0	340.5	359.7	1,611.1	1,323.8
Interest credited and investment performance	568.9	1,692.2	854.0	159.4	1,513.7	3,274.5	(42.3)
Transfer to reinsurer / between markets [3]	(53.4)	—	—	—	—	(53.4)	—
Assets under management, end of period	**49,920.7**	**48,963.8**	**46,848.4**	**45,588.4**	**45,088.5**	**49,920.7**	**45,088.5**
Full service - Tax-exempt markets							
Assets under management, beginning of period	54,796.4	52,699.4	51,850.2	51,641.9	50,226.4	51,641.9	53,896.6
Transfer/Single deposits	442.8	957.7	325.7	253.4	374.8	1,979.6	1,831.9
Recurring deposits	743.4	693.3	751.0	807.4	734.6	2,995.1	2,974.2
Total Deposits	1,186.2	1,651.0	1,076.7	1,060.8	1,109.4	4,974.7	4,806.1
Surrenders, benefits, and product charges	(1,115.1)	(997.7)	(995.0)	(1,051.2)	(1,071.5)	(4,159.0)	(6,466.0)
Net Flows	71.1	653.1	81.7	9.6	37.9	815.7	(1,659.9)
Interest credited and investment performance	629.5	1,443.9	767.5	198.7	1,377.5	3,039.6	522.8
Transfer to reinsurer / between markets [3]	—	—	—	—	—	—	(1,117.8)
Assets under management, end of period	**55,497.0**	**54,796.4**	**52,699.4**	**51,850.2**	**51,641.9**	**55,497.0**	**51,641.9**
Stable value [1] and Pension risk transfer							
Assets under management, beginning of period	12,346.5	11,967.3	11,639.3	10,762.9	10,664.6	10,762.9	8,778.4
Transfer/Single deposits	404.9	381.8	258.3	719.2	259.9	1,764.2	1,363.2
Recurring deposits	120.7	129.3	101.5	105.7	75.0	457.2	233.3
Total Deposits	525.6	511.1	359.8	824.9	334.9	2,221.4	1,596.5
Surrenders, benefits, and product charges	(239.1)	(213.1)	(153.6)	(108.7)	(232.3)	(714.5)	(797.5)
Net Flows	286.5	298.0	206.2	716.2	102.6	1,506.9	799.0
Interest credited and investment performance	(180.9)	81.2	121.8	160.2	(4.3)	182.3	67.7
Transfer to reinsurer / between markets [3]	53.4	—	—	—	—	53.4	1,117.8
Assets under management, end of period	**12,505.5**	**12,346.5**	**11,967.3**	**11,639.3**	**10,762.9**	**12,505.5**	**10,762.9**
Retail wealth management							
Assets under management, beginning of period	3,461.7	3,397.0	3,349.3	3,313.7	3,186.7	3,313.7	3,211.4
Transfer/Single deposits	231.3	236.5	250.0	242.3	259.2	960.1	1,011.6
Recurring deposits	0.5	0.3	0.8	0.6	0.3	2.2	1.8
Total Deposits	231.8	236.8	250.8	242.9	259.5	962.3	1,013.4
Surrenders, benefits, and product charges	(227.8)	(254.4)	(252.3)	(226.9)	(203.1)	(961.4)	(913.1)
Net Flows	4.1	(17.6)	(1.5)	16.0	56.4	0.9	100.3
Interest credited and investment performance	19.3	82.3	49.2	19.6	70.6	170.4	1.8
Assets under management, end of period	**3,485.1**	**3,461.7**	**3,397.0**	**3,349.3**	**3,313.7**	**3,485.1**	**3,313.7**
Total AUM [2]							
Assets under management, beginning of period	119,568.4	114,912.1	112,427.2	110,807.1	107,292.8	110,807.1	109,693.3
Transfer/Single deposits	2,577.6	2,612.7	1,702.6	1,926.1	2,333.1	8,819.0	8,292.5
Recurring deposits	1,967.5	1,996.7	2,031.8	2,256.5	1,836.6	8,252.5	7,629.4
Total Deposits	4,545.1	4,609.3	3,734.4	4,182.6	4,169.7	17,071.4	15,921.9
Surrenders, benefits, and product charges	(3,742.0)	(3,252.6)	(3,041.9)	(3,100.3)	(3,612.9)	(13,136.8)	(15,358.2)
Net Flows	803.1	1,356.7	692.5	1,082.3	556.8	3,934.6	563.7
Interest credited and investment performance	1,036.8	3,299.6	1,792.4	537.8	2,957.5	6,666.6	550.1
Assets under management, end of period	**121,408.3**	**119,568.4**	**114,912.1**	**112,427.2**	**110,807.1**	**121,408.3**	**110,807.1**

[1] Where Voya is the Investment Manager.
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.
[3] AUM transfers between Retirement market ($1.1 billion in 2015, $53 million in 2016).

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Investment Management

Voya Financial     Page 25 of 79

Investment Management Operating Earnings

Three Months EndedYear-to-Date

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/201512/31/201612/31/2015

Operating revenues

Net investment income and net realized gains (losses)    8.6 6.7(8.6)(14.7)(8.8)(8.0)1.1

Fee income    152.1 145.9144.4139.3145.1581.7584.6

Other revenue    28.4 10.46.67.611.653.036.5

Total operating revenues    189.1 163.0142.4132.2147.9626.7622.2

Operating benefits and expenses

Operating expenses    (124.3) (111.5)(110.6)(109.5)(105.5)(455.9)(440.3)

Total operating benefits and expenses    (124.3) (111.5)(110.6)(109.5)(105.5)(455.9)(440.3)

Operating earnings before income taxes (1)    64.8 51.531.822.742.4170.8181.9

(1) The three months ended 9/30/2016 and 12/31/16 include $2.6 million and $0.2 million, respectively of net investment income from Lehman Recovery. The twelve months ended 12/31/16 includes $2.8 million of net investment income from Lehman Recovery.

Voya Financial     Page 26 of 79 Investment Management Sources of Operating Earnings     Three Months EndedYear-to-Date (in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/201512/31/201612/31/2015 Sources of operating earnings before income taxes:     Investment capital and other investment income    8.5 6.8(8.5)(14.7)(8.7)(7.9)1.4 Fee based margin    180.6 156.2150.9146.9156.6634.6620.8 Administrative expenses    (124.3) (111.5)(110.6)(109.5)(105.5)(455.9)(440.3) Operating earnings before income taxes (1)    64.8 51.531.822.742.4170.8181.9 (1) The three months ended 9/30/2016 and 12/31/16 include $2.6 million and $0.2 million, respectively of net investment income from Lehman Recovery. The twelve months ended 12/31/16 includes $2.8 million of net investment income from Lehman Recovery.

Voya Financial
Page 27 of 79

Investment Management Key Metrics

(in millions USD)	Balances as of 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Balances as of 12/31/2016	12/31/2015
Client Assets by Source:							
External clients							
Investment Management sourced	73,991.9	72,813.2	71,034.0	69,472.4	68,143.7	73,991.9	68,143.7
Affiliate sourced	54,254.1	55,356.1	54,277.4	54,204.6	54,403.4	54,254.1	54,403.4
Subtotal external clients	**128,246.0**	**128,169.3**	**125,311.4**	**123,677.0**	**122,547.1**	**128,246.0**	**122,547.1**
General Account [1]	82,760.0	80,212.9	78,671.2	79,577.3	78,174.1	82,760.0	78,174.1
Total Client Assets (AUM)	**211,006.0**	**208,382.2**	**203,982.6**	**203,254.3**	**200,721.2**	**211,006.0**	**200,721.2**
Administration Only Assets (AUA)	49,685.0	50,087.9	48,962.3	48,431.2	48,820.2	49,685.0	48,820.2
Total AUM and AUA	**260,691.0**	**258,470.1**	**252,944.9**	**251,685.5**	**249,541.4**	**260,691.0**	**249,541.4**

	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	81.2	75.8	75.0	71.8	75.6	303.8	304.2
Affiliate sourced	29.2	29.5	28.9	28.2	29.8	115.8	122.3
Subtotal external clients	**110.4**	**105.3**	**103.9**	**100.0**	**105.4**	**419.6**	**426.5**
General Account	38.7	37.5	37.6	36.4	36.6	150.2	145.1
Total investment advisory and administrative revenues, net, from AUM	**149.1**	**142.8**	**141.5**	**136.4**	**142.0**	**569.8**	**571.6**
Administration Only Fees	3.0	3.1	2.9	2.9	3.1	11.9	13.0
Total investment advisory and administrative revenues, net, by source [2]	**152.1**	**145.9**	**144.4**	**139.3**	**145.1**	**581.7**	**584.6**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	44.4	42.0	42.8	42.5	44.2	43.0	43.5
Affiliate sourced	21.4	21.4	21.3	21.2	21.7	21.4	21.4
Revenue Yield on Institutional/retail	**34.6**	**33.1**	**33.4**	**33.1**	**34.2**	**33.6**	**33.6**
General Account	19.3	19.1	18.9	18.6	18.4	19.0	18.5
Revenue Yield on Client Assets (AUM)	**28.7**	**27.7**	**27.7**	**27.4**	**28.0**	**27.9**	**27.8**
Revenue Yield on Administration Only Assets (AUA)	2.4	2.5	2.4	2.4	2.5	2.4	2.6
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**23.6**	**22.8**	**22.9**	**22.6**	**23.0**	**23.0**	**22.8**

[1] General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
[2] Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
[3] Revenue Yields calculated using average client assets for the period.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial
Page 28 of 79

Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Investment Management Sourced AUM:							
Beginning of period AUM	**72,813.2**	**71,034.0**	**69,472.4**	**68,143.7**	**67,929.9**	**68,143.7**	**69,644.3**
Inflows							
Inflows-other	5,995.2	3,459.4	3,540.4	3,858.2	2,497.5	16,853.2	14,021.5
Outflows	(4,412.2)	(3,284.6)	(3,076.4)	(3,340.9)	(3,183.5)	(14,114.1)	(14,539.2)
Net Flows	**1,583.0**	**174.8**	**464.0**	**517.3**	**(686.0)**	**2,739.1**	**(517.7)**
Net Money Market Flows	16.7	1.5	7.1	(53.5)	(7.9)	(28.2)	15.3
Change in Market Value	(346.3)	1,696.8	1,260.1	953.7	862.7	3,564.3	(1,199.0)
Other (Including Acquisitions / Divestitures)	(74.7)	(93.9)	(169.6)	(88.8)	45.0	(427.0)	200.9
End of period AUM	**73,991.9**	**72,813.2**	**71,034.0**	**69,472.4**	**68,143.7**	**73,991.9**	**68,143.7**
Organic Growth (Net Flows / Beginning of period AUM)	2.17%	0.25%	0.67%	0.76%	-1.01%	4.02%	-0.74%
Market Growth %	-0.48%	2.39%	1.81%	1.40%	1.27%	5.23%	-1.72%
Affiliate Sourced AUM:							
Beginning of period AUM	**55,356.1**	**54,277.4**	**54,204.6**	**54,403.4**	**53,830.5**	**54,403.4**	**58,956.2**
Inflows							
Inflows from sub-advisor replacements	—	186.9	—	—	—	186.9	1,405.9
Inflows-other	1,250.7	1,061.4	798.9	1,082.9	867.4	4,193.9	3,674.9
Outflows	(2,204.6)	(1,752.6)	(1,507.3)	(1,787.7)	(1,802.9)	(7,252.2)	(9,169.0)
Net Flows	**(953.9)**	**(504.3)**	**(708.4)**	**(704.8)**	**(935.5)**	**(2,871.4)**	**(4,088.0)**
Net Money Market Flows	(22.4)	(9.5)	(62.2)	40.3	(78.0)	(53.8)	(77.6)
Change in Market Value	208.1	1,464.5	1,013.3	410.1	1,564.4	3,096.0	244.9
Other (Including Acquisitions / Divestitures)	(333.8)	128.0	(169.9)	55.6	22.0	(320.1)	(632.1)
End of period AUM	**54,254.1**	**55,356.1**	**54,277.4**	**54,204.6**	**54,403.4**	**54,254.1**	**54,403.4**
Organic Growth (Net Flows / Beginning of period AUM)	-1.72%	-0.93%	-1.31%	-1.30%	-1.74%	-5.28%	-6.93%
Market Growth %	0.38%	2.70%	1.87%	0.75%	2.91%	5.69%	0.42%
Other affiliate sourced net flows	(46.0)	309.5	(30.0)	(31.9)	(193.3)	201.6	(671.9)
Variable annuity net flows	(907.9)	(813.8)	(678.4)	(672.9)	(742.2)	(3,073.0)	(3,416.1)
Total Affiliate Sourced Net Flows	**(953.9)**	**(504.3)**	**(708.4)**	**(704.8)**	**(935.5)**	**(2,871.4)**	**(4,088.0)**
Total Investment Management Sourced Net Flows	**1,583.0**	**174.8**	**464.0**	**517.3**	**(686.0)**	**2,739.1**	**(517.7)**
Total Net Flows	**629.1**	**(329.5)**	**(244.4)**	**(187.5)**	**(1,621.5)**	**(132.3)**	**(4,605.7)**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**1,537.0**	**297.4**	**434.0**	**485.4**	**(879.3)**	**2,753.8**	**(2,595.5)**

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial     Page 29 of79

Investment Management Account Value by Asset Type

Balances as of

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/2015

Institutional

Equity    19,416.5 19,097.419,134.517,984.017,524.6

Fixed Income    43,252.5 41,980.740,292.039,616.638,341.8

Real Estate    — ————

Money Market    — ————

Total    62,669.0 61,078.159,426.557,600.655,866.4

Retail

Equity    39,481.5 39,796.438,629.839,107.539,978.6

Fixed Income    19,905.8 20,247.219,997.619,378.918,963.6

Real Estate    4,461.0 5,313.45,520.25,788.25,910.0

Money Market    1,728.7 1,734.21,737.51,801.81,828.5

Total    65,577.0 67,091.265,885.166,076.466,680.7

General Account

Equity    238.9 299.1313.1319.2339.4

Fixed Income    79,928.1 79,605.078,265.778,727.677,662.4

Real Estate    — ————

Money Market    2,593.0 308.892.4530.5172.3

Total    82,760.0 80,212.978,671.279,577.378,174.1

Combined Asset Type

Equity    59,136.9 59,192.958,077.357,410.857,842.6

Fixed Income    143,086.4 141,832.9138,555.3137,723.0134,967.8

Real Estate    4,461.0 5,313.45,520.25,788.25,910.0

Money Market    4,321.7 2,043.01,829.82,332.32,000.8

Total    211,006.0 208,382.2203,982.6203,254.3200,721.2

Annuities

Voya Financial     Page 31 of 79

Annuities Operating Earnings

Three Months EndedYear-to-Date

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/201512/31/201612/31/2015

Operating revenues

Net investment income and net realized gains (losses)    278.0 267.2269.3255.1273.11,069.61,068.1

Fee income    17.5 17.116.415.816.466.863.6

Premiums    22.2 22.529.527.829.2102.0116.4

Other revenue    3.3 3.83.94.33.515.314.5

Total operating revenues    321.0 310.6319.1303.0322.21,253.71,262.6

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders    (164.5) (163.5)(173.0)(175.9)(179.2)(676.9)(697.9)

Operating expenses    (41.3) (39.7)(39.0)(40.5)(38.2)(160.5)(152.3)

Net amortization of DAC/VOBA    (30.6) 5.9(34.5)(35.9)(41.9)(95.1)(169.4)

Total operating benefits and expenses    (236.4) (197.3)(246.5)(252.3)(259.3)(932.5)(1,019.6)

Operating earnings before income taxes (1)    84.6 113.372.650.762.9321.2243.0

(1) The three and twelve months ended 12/31/16 include $5.1 million of net investment income, $(1.7) million of DAC/VOBA and other intangibles amortization, and $1.1 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery.

Voya Financial

Voya Financial
Page 32 of 79

Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	144.8	129.2	131.7	115.1	130.0	520.8	493.2
Fee based margin	17.5	17.1	16.5	15.8	16.4	66.9	64.1
Net underwriting gain (loss) and other revenue	4.2	—	4.9	4.0	4.1	13.1	40.3
Administrative expenses	(25.7)	(26.8)	(26.1)	(28.3)	(24.6)	(106.9)	(100.0)
Trail commissions	(15.2)	(12.5)	(12.5)	(11.9)	(13.4)	(52.1)	(51.2)
DAC/VOBA and other intangibles amortization, excluding unlocking	(54.8)	(50.1)	(56.3)	(52.0)	(60.5)	(213.2)	(215.9)
DAC/VOBA and other intangibles unlocking	13.8	56.4	14.4	8.0	10.9	92.6	12.5
Operating earnings before income taxes [(2)]	**84.6**	**113.3**	**72.6**	**50.7**	**62.9**	**321.2**	**243.0**
Gross investment income							
Fixed income	246.9	248.2	250.6	254.4	252.9	1,000.1	1,012.7
Limited partnership income	4.6	1.1	(1.6)	(2.0)	(2.9)	2.1	0.1
Prepayment fee income	16.5	15.0	16.6	5.0	23.6	53.1	47.8
Total gross investment income	**268.0**	**264.3**	**265.6**	**257.4**	**273.6**	**1,055.3**	**1,060.6**
Investment expenses	(12.3)	(11.6)	(11.2)	(11.3)	(11.2)	(46.4)	(44.0)
Credited interest	(132.9)	(138.1)	(137.6)	(140.3)	(143.1)	(548.9)	(575.3)
Net margin	**122.8**	**114.6**	**116.8**	**105.8**	**119.3**	**460.0**	**441.3**
Other investment income [(1)]	22.0	14.6	14.9	9.3	10.7	60.8	51.9
Investment spread and other investment income	**144.8**	**129.2**	**131.7**	**115.1**	**130.0**	**520.8**	**493.2**

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

(2) The three and twelve months ended 12/31/16 include $5.1 million of net investment income, $(1.7) million of DAC/VOBA and other intangibles amortization, and $1.1 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery.

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Voya Financial Page 33 of 79 Annuities AUM Balances As Of (in millions USD) 12/31/2016 9/30/2016 6/30/2016 3/31/2016 12/31/2015 Assets Under Management by Product Group Annual Reset Annuities 3,245.2 3,280.7 3,306.2 3,350.4 3,384.5 Multi-Year Guaranteed Annuities 1,704.9 1,753.0 1,836.2 1,913.7 1,987.9 Fixed Indexed Annuities 14,409.7 14,224.6 14,163.2 14,081.0 13,901.7 SPIA & Payout 2,822.8 2,832.9 2,832.3 2,825.7 2,822.8 Investment-only products (1) 5,151.4 5,030.9 4,809.7 4,620.1 4,536.0 Other annuities 391.9 395.0 390.0 390.8 403.0 Total AUM 27,725.9 27,517.1 27,337.6 27,181.7 27,035.8 Assets Under Management by Fund Group General account 21,888.0 21,792.2 21,840.6 21,873.3 21,790.6 Separate account 781.5 773.8 750.9 736.1 743.4 Mutual funds 5,056.4 4,951.1 4,746.1 4,572.3 4,501.8 Total AUM 27,725.9 27,517.1 27,337.6 27,181.7 27,035.8 (1) Includes Separate account and Mutual funds.

Voya Financial

Page 34 of 79

Annuities AUM Rollforward

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	5,033.7	5,142.4	5,264.3	5,372.5	5,522.6	5,372.5	5,906.1
Deposits	5.7	7.5	7.9	9.2	8.2	30.3	31.2
Surrenders, benefits, and product charges	(130.5)	(158.4)	(172.9)	(161.5)	(206.5)	(623.3)	(757.3)
Net cash flow	(124.8)	(150.9)	(165.0)	(152.3)	(198.3)	(593.0)	(726.1)
Interest credited and investment performance	41.2	42.2	43.1	44.1	48.2	170.6	192.5
Assets Under Management, end of period	**4,950.1**	**5,033.7**	**5,142.4**	**5,264.3**	**5,372.5**	**4,950.1**	**5,372.5**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	14,224.6	14,163.2	14,081.0	13,901.7	13,661.6	13,901.7	13,350.5
Deposits	467.1	353.0	457.9	540.4	584.3	1,818.4	1,716.4
Surrenders, benefits, and product charges	(351.1)	(361.7)	(384.2)	(368.4)	(385.9)	(1,465.4)	(1,488.1)
Net cash flow	116.0	(8.7)	73.7	172.0	198.4	353.0	228.3
Interest credited and investment performance	69.1	70.1	8.5	7.3	41.7	155.0	322.9
Assets Under Management, end of period	**14,409.7**	**14,224.6**	**14,163.2**	**14,081.0**	**13,901.7**	**14,409.7**	**13,901.7**
SPIA & Payout							
Assets Under Management, beginning of period	2,832.9	2,832.3	2,825.7	2,822.8	2,819.6	2,822.8	2,878.5
Deposits	54.5	55.0	65.7	71.3	59.5	246.5	262.7
Surrenders, benefits, and product charges	(100.1)	(101.6)	(99.0)	(98.5)	(99.8)	(399.2)	(415.5)
Net cash flow	(45.6)	(46.6)	(33.3)	(27.2)	(40.3)	(152.7)	(152.8)
Interest credited and investment performance	35.5	47.2	39.9	30.1	43.5	152.7	97.1
Assets Under Management, end of period	**2,822.8**	**2,832.9**	**2,832.3**	**2,825.7**	**2,822.8**	**2,822.8**	**2,822.8**
Investment-only products [(1)]							
Assets Under Management, beginning of period	5,030.9	4,809.7	4,620.1	4,536.0	4,301.3	4,536.0	4,062.0
Deposits	283.9	276.8	268.1	234.8	269.2	1,063.6	1,209.8
Surrenders, benefits, and product charges	(194.0)	(196.3)	(179.4)	(169.1)	(164.9)	(738.8)	(640.3)
Net cash flow	89.9	80.5	88.7	65.7	104.3	324.8	569.5
Interest credited and investment performance	30.6	140.7	100.9	18.4	130.4	290.6	(95.4)
Assets Under Management, end of period	**5,151.4**	**5,030.9**	**4,809.7**	**4,620.1**	**4,536.0**	**5,151.4**	**4,536.0**
Other Annuities							
Assets Under Management, beginning of period	395.0	390.0	390.8	403.0	396.0	403.0	452.9
Deposits	0.5	0.6	1.0	0.9	0.8	3.0	4.4
Surrenders, benefits, and product charges	(11.9)	(10.3)	(10.6)	(8.9)	(12.3)	(41.7)	(49.2)
Net cash flow	(11.4)	(9.7)	(9.6)	(8.0)	(11.5)	(38.7)	(44.7)
Interest credited and investment performance	8.3	14.7	8.8	(4.2)	18.5	27.6	(5.2)
Assets Under Management, end of period	**391.9**	**395.0**	**390.0**	**390.8**	**403.0**	**391.9**	**403.0**
Annuities - Total							
Assets Under Management, beginning of period	27,517.1	27,337.6	27,181.7	27,035.8	26,700.9	27,035.8	26,650.0
Deposits	811.7	692.9	800.7	856.6	922.0	3,162.1	3,224.5
Surrenders, benefits, and product charges	(787.6)	(828.3)	(846.1)	(806.4)	(869.4)	(3,268.4)	(3,350.5)
Net cash flow	24.1	(135.4)	(45.4)	50.2	52.6	(106.4)	(126.1)
Interest credited and investment performance	184.7	314.9	201.3	95.7	282.3	796.5	511.9
Assets Under Management, end of period	**27,725.9**	**27,517.1**	**27,337.6**	**27,181.7**	**27,035.8**	**27,725.9**	**27,035.8**

[(1)] Includes Separate account and Mutual funds.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Individual Life

Voya Financial     Page 36 of 79

Individual Life Operating Earnings

Three Months EndedYear-to-Date

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/201512/31/201612/31/2015

Operating revenues

Net investment income and net realized gains (losses)    225.3 213.3210.7207.9217.4857.2879.4

Fee income    303.3 307.8300.2297.2283.11,208.51,172.4

Premiums    109.3 111.7110.3114.5109.8445.8548.0

Other revenue    3.0 4.93.74.44.616.016.9

Total operating revenues    640.9 637.7624.9624.0614.92,527.52,616.7

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders    (474.4) (582.0)(458.1)(458.8)(409.4)(1,973.3)(1,923.3)

Operating expenses    (81.9) (82.5)(79.8)(85.6)(84.0)(329.8)(351.8)

Net amortization of DAC/VOBA    (41.2) (49.4)(36.7)(38.5)(19.1)(165.8)(168.9)

Total operating benefits and expenses    (597.5) (713.9)(574.6)(582.9)(512.5)(2,468.9)(2,444.0)

Operating earnings before income taxes (1)    43.4 (76.2)50.341.1102.458.6172.7

(1) The three and twelve months ended 12/31/16 include $9.1 million of net investment income, $(3.5) million of DAC/VOBA and other intangibles amortization, and $2.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery.

Voya Financial

Page 37 of 79

Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	72.7	59.1	59.7	56.7	64.2	248.2	255.4
Fee based margin	3.4	3.6	3.7	3.7	3.9	14.4	16.4
Net underwriting gain (loss) and other revenue	72.8	67.5	86.1	90.8	128.4	317.2	370.6
Administrative expenses	(56.2)	(57.0)	(55.3)	(61.4)	(58.4)	(229.9)	(238.9)
Trail commissions	(7.0)	(6.5)	(7.4)	(6.8)	(7.5)	(27.7)	(29.7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(35.2)	(20.8)	(32.5)	(34.0)	(33.7)	(122.5)	(162.7)
DAC/VOBA and other intangibles unlocking	(7.1)	(122.1)	(4.0)	(7.9)	5.5	(141.1)	(38.4)
Operating earnings before income taxes [(2)]	**43.4**	**(76.2)**	**50.3**	**41.1**	**102.4**	**58.6**	**172.7**
Gross Investment Income							
Fixed income	204.6	204.6	206.7	206.6	209.8	822.5	842.6
Limited partnership income	11.4	1.3	(0.7)	(0.8)	(1.6)	11.2	2.2
Prepayment fee income	3.3	6.2	3.7	2.7	9.1	15.9	27.1
Total gross investment income	**219.3**	**212.1**	**209.7**	**208.5**	**217.3**	**849.6**	**871.9**
Investment expenses	(7.5)	(7.4)	(6.7)	(6.6)	(6.3)	(28.2)	(24.9)
Credited interest	(150.4)	(153.1)	(150.8)	(149.7)	(151.9)	(604.0)	(618.9)
Net margin	**61.4**	**51.6**	**52.2**	**52.2**	**59.1**	**217.4**	**228.1**
Other investment income [(1)]	11.3	7.5	7.5	4.5	5.1	30.8	27.3
Investment spread and other investment income	**72.7**	**59.1**	**59.7**	**56.7**	**64.2**	**248.2**	**255.4**
Net underwriting gain (loss) and other revenue							
Fee revenue / Premiums	429.9	423.6	425.4	425.6	429.6	1,704.5	1,801.4
Net mortality, including Reinsurance	(319.6)	(312.7)	(304.2)	(309.9)	(270.9)	(1,246.4)	(1,238.9)
Reserve change / Other	(37.5)	(43.4)	(35.1)	(24.9)	(30.3)	(140.9)	(191.9)
Total net underwriting gain (loss) and other revenue	**72.8**	**67.5**	**86.1**	**90.8**	**128.4**	**317.2**	**370.6**

[(1)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

[(2)] The three and twelve months ended 12/31/16 include $9.1 million of net investment income, $(3.5) million of DAC/VOBA and other intangibles amortization, and $2.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery.

PLAN | INVEST | PROTECT

Page 38 of 79

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Sales by Product Line:							
Indexed	19.8	19.7	23.1	17.3	23.7	79.9	71.8
Accumulation	1.0	0.9	1.3	1.8	1.1	5.0	5.1
Guaranteed	—	—	—	0.1	—	0.1	0.1
Total Universal life	**20.8**	**20.6**	**24.4**	**19.2**	**24.8**	**85.0**	**77.0**
Variable life	1.2	0.7	1.0	0.8	1.8	3.7	5.5
Term	2.6	2.6	3.0	3.5	3.8	11.7	17.8
Whole life	—	—	—	—	—	—	—
Total sales by product line	**24.6**	**23.9**	**28.4**	**23.5**	**30.4**	**100.4**	**100.3**
Gross Premiums and Deposits by Product [1]							
Interest sensitive	327.8	302.0	308.4	296.7	320.9	1,234.9	1,190.2
Non - interest sensitive	140.3	140.6	139.6	142.9	146.4	563.4	687.0
Total gross premiums and deposits	**468.1**	**442.6**	**448.0**	**439.6**	**467.3**	**1,798.3**	**1,877.2**
Applications							
New business policy count (Paid)	3,378	3,526	3,969	4,251	4,552	15,124	20,220
End of Period:							
In-Force Face Amount by Product [1]							
Universal life	79,559	79,443	79,131	78,518	78,274	79,559	78,274
Variable life	23,061	23,430	23,878	24,361	24,734	23,061	24,734
Term	242,608	246,453	249,561	252,871	252,274	242,608	252,274
Whole life	1,842	1,871	1,895	1,923	1,938	1,842	1,938
Total in-force face amount	**347,070**	**351,197**	**354,465**	**357,673**	**357,220**	**347,070**	**357,220**
In-Force Policy Count (in whole numbers) [1]							
Universal life	258,413	260,777	263,781	266,463	269,568	258,413	269,568
Variable life	55,048	55,776	56,695	57,593	58,524	55,048	58,524
Term	455,548	462,001	467,925	473,843	474,389	455,548	474,389
Whole life	117,348	118,913	120,597	122,402	124,437	117,348	124,437
Total in-force policy count	**886,357**	**897,467**	**908,998**	**920,301**	**926,918**	**886,357**	**926,918**
Assets Under Management by Fund Group [1]							
General account	12,688.5	12,663.1	12,632.1	12,758.4	12,603.1	12,688.5	12,603.1
Separate account	2,532.9	2,529.9	2,473.4	2,477.6	2,520.8	2,532.9	2,520.8
Total AUM	**15,221.4**	**15,193.0**	**15,105.5**	**15,236.0**	**15,123.9**	**15,221.4**	**15,123.9**

[1] Excludes amounts transferred to third parties through reinsurance transactions.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Employee Benefits

Voya Financial

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 12/31/2016 9/30/2016 6/30/2016 3/31/2016 12/31/2015 12/31/2016 12/31/2015

Operating revenues

Net investment income and net realized gains (losses) 30.0 28.2 27.5 25.4 26.8 111.1 108.1

Fee income 15.9 15.2 15.8 15.8 16.0 62.7 68.3

Premiums 365.1 363.6 358.6 359.5 342.0 1,446.8 1,336.6

Other revenue (1.0) (1.1) (1.1) (1.0) (1.4) (4.2) (5.8)

Total operating revenues 410.0 405.9 400.8 399.7 383.4 1,616.4 1,507.2

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (302.5) (286.9) (286.1) (293.5) (282.3) (1,169.0) (1,050.5)

Operating expenses (73.2) (75.6) (77.1) (79.7) (74.3) (305.6) (289.1)

Net amortization of DAC/VOBA (2.4) (2.1) (5.3) (5.7) (3.2) (15.5) (21.5)

Total operating benefits and expenses (378.1) (364.6) (368.5) (378.9) (359.8) (1,490.1) (1,361.1)

Operating earnings before income taxes (1) 31.9 41.3 32.3 20.8 23.6 126.3 146.1

(1) Includes net investment income from Lehman Recovery of $1.0 million for the three and twelve months ended 12/31/16.

Voya Financial

Page 41 of 79

Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	15.4	13.5	12.5	10.2	11.7	51.6	47.1
Net underwriting gain (loss) and other revenue	92.0	105.7	102.3	95.8	89.4	395.8	405.8
Administrative expenses	(46.7)	(46.6)	(49.0)	(51.5)	(48.6)	(193.8)	(189.4)
Trail commissions	(26.4)	(29.0)	(28.2)	(28.0)	(25.7)	(111.6)	(99.3)
DAC/VOBA and other intangibles amortization, excluding unlocking	(2.4)	(2.1)	(3.8)	(3.4)	(3.0)	(11.7)	(13.7)
DAC/VOBA and other intangibles unlocking	—	(0.2)	(1.5)	(2.3)	(0.2)	(4.0)	(4.4)
Operating earnings before income taxes [2]	**31.9**	**41.3**	**32.3**	**20.8**	**23.6**	**126.3**	**146.1**
Gross Investment Income							
Fixed income	24.4	25.0	24.7	24.5	24.4	98.6	98.4
Limited partnership income	0.9	0.1	(0.1)	(0.3)	(0.3)	0.6	—
Prepayment fee income	1.6	1.3	1.1	0.4	1.5	4.4	3.3
Total gross investment income	**26.9**	**26.4**	**25.7**	**24.6**	**25.6**	**103.6**	**101.7**
Investment expenses	(1.0)	(0.9)	(0.8)	(0.8)	(0.8)	(3.5)	(3.2)
Credited interest	(14.7)	(14.7)	(15.0)	(15.2)	(15.1)	(59.6)	(60.9)
Net margin	**11.2**	**10.8**	**9.9**	**8.6**	**9.7**	**40.5**	**37.6**
Other investment income	4.2	2.7	2.6	1.6	2.0	11.1	9.5
Investment spread and other investment income	**15.4**	**13.5**	**12.5**	**10.2**	**11.7**	**51.6**	**47.1**
Group life							
Premiums	122.2	119.2	119.4	123.6	119.0	484.4	477.0
Benefits	(89.7)	(92.9)	(87.1)	(104.4)	(93.7)	(374.1)	(360.7)
Other [1]	(2.2)	(2.4)	(2.3)	(2.0)	(2.4)	(8.9)	(9.1)
Total	**30.3**	**23.9**	**30.0**	**17.2**	**22.9**	**101.4**	**107.2**
Loss Ratio (Interest adjusted)	**73.4%**	**77.9%**	**72.9%**	**84.5%**	**78.7%**	**77.2%**	**75.6%**
Group stop loss							
Premiums	211.3	207.5	206.6	209.2	196.1	834.6	773.7
Benefits	(173.5)	(165.0)	(158.6)	(157.5)	(148.9)	(654.6)	(553.1)
Other [1]	(0.8)	(0.8)	(0.8)	(0.8)	(1.2)	(3.2)	(5.1)
Total	**37.0**	**41.7**	**47.2**	**50.9**	**46.0**	**176.8**	**215.5**
Loss Ratio	**82.1%**	**79.5%**	**76.8%**	**75.3%**	**75.9%**	**78.4%**	**71.5%**
Voluntary Benefits, Disability, and Other	**24.6**	**40.0**	**25.0**	**27.7**	**20.4**	**117.3**	**84.1**
Net underwriting gain (loss) and other revenue	**92.0**	**105.7**	**102.3**	**95.8**	**89.4**	**395.8**	**405.8**

[1] Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

[2] The three and twelve months ended 12/31/16 include $1.0 million of net investment income from Lehman Recovery.

PLAN I INVEST I PROTECT

Voya Financial     Page 42 of 79

Employee Benefits Key Metrics

Three Months EndedYear-to-Date

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/201512/31/201612/31/2015

Sales by Product Line:

Group life (Basic / Sup / AD&D)    5.1 8.15.142.94.961.253.6

Group stop loss    22.5 32.19.7172.316.8236.6269.9

Disability    3.7 4.82.221.80.532.510.3

Association (Life, DI, PAI)    2.7 ———3.02.716.4

Other (PAI)    0.1 —0.10.1—0.30.6

Total group products    34.1 45.017.1237.125.2333.3350.9

Voluntary products    8.9 9.48.229.96.856.437.5

Total sales by product line    43.0 54.425.3267.032.0389.7388.4

Total gross premiums and deposits    413.7 412.0407.2410.1390.91,643.01,529.1

Total annualized in-force premiums    1,713.9 1,699.01,682.51,706.31,603.91,713.91,603.9

Assets Under Management by Fund Group

General account    1,776.2 1,800.91,794.71,769.01,777.91,776.21,777.9

Separate account    14.9 14.714.514.815.114.915.1

Total AUM    1,791.1 1,815.61,809.21,783.81,793.01,791.11,793.0

Corporate

Voya Financial     Page 44 of 79

Corporate Operating Earnings

Three Months EndedYear-to-Date

(in millions USD)    12/31/2016 9/30/20166/30/20163/31/201612/31/201512/31/201612/31/2015

Interest expense    (47.5) (47.6)(49.0)(48.7)(48.5)(192.8)(194.5)

Amortization of intangibles    (8.9) (8.9)(9.1)(9.1)(9.1)(36.0)(36.6)

Strategic investment program (1)    (23.9) (28.9)(31.3)(33.3)(34.7)(117.4)(79.5)

Other    (23.1) 1.0(3.0)21.912.2(3.2)73.8

Operating earnings before income taxes (2)    (103.4) (84.4)(92.4)(69.2)(80.1)(349.4)(236.8)

(1) On June 2, 2015, we announced that we would undertake a strategic investment program over the next four years as it relates to IT simplification, digital and analytics,

and cross-enterprise initiatives.

(2) Includes net investment income from Lehman Recovery / LIHTC of $0.3 million for the twelve months ended 12/31/2016 and $1.6 million for the twelve months ended

12/31/2015.

Closed Block Variable Annuity

Voya Financial
Page 46 of 79

Closed Block Variable Annuity Income (Loss) Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Revenues							
Net investment income	76.8	72.0	69.1	67.6	64.4	285.5	231.1
Fee income	244.8	252.4	249.1	245.6	264.2	991.9	1,118.3
Premiums	316.0	166.6	97.2	107.2	80.3	687.0	416.2
Net realized gains (losses)	(428.5)	(219.8)	(54.4)	31.0	(537.7)	(671.7)	(188.1)
Other revenues and premiums	0.4	0.5	1.0	1.6	1.4	3.5	7.0
Total revenues	**209.5**	**271.7**	**362.0**	**453.0**	**(127.4)**	**1,296.2**	**1,584.5**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(740.1)	(497.9)	(193.7)	(296.8)	(72.7)	(1,728.5)	(1,275.9)
Operating expenses and interest expense	(97.6)	(98.0)	(98.4)	(98.6)	(104.8)	(392.6)	(431.5)
Net amortization of DAC/VOBA	(101.3)	(3.8)	(13.4)	(11.6)	(12.4)	(130.1)	(50.4)
Total benefits and expenses	**(939.0)**	**(599.7)**	**(305.5)**	**(407.0)**	**(189.9)**	**(2,251.2)**	**(1,757.8)**
Income (loss) before income taxes	**(729.5)**	**(328.0)**	**56.5**	**46.0**	**(317.3)**	**(955.0)**	**(173.3)**

The following table presents notable items that result in volatility in income (loss) before income taxes:

	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Net gains (losses) related to incurred guaranteed benefits and Variable Annuity Hedge Program, excluding nonperformance risk [(1)]	(152.9)	(400.6)	(364.4)	(583.8)	(361.2)	(1,501.7)	(1,114.8)
Gain (loss) due to nonperformance risk [(1)]	(443.7)	(123.3)	221.2	421.2	(156.8)	75.4	71.9
Net investment gains (losses) [(1)]	—	2.5	3.3	13.7	(13.5)	19.5	(15.1)
DAC/VOBA and other intangibles unlocking and loss recognition [(2)]	(109.7)	9.4	(2.2)	(0.5)	(0.1)	(103.0)	1.7

[(1)] Excludes net amortization of DAC/VOBA and other intangibles.

[(2)] During the periods ended December 31, 2016, we recorded loss recognition in our CBVA segment of $321.0 million before income taxes, of which $103.8 million is included in DAC/VOBA and other intangibles unlocking.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial Page 47 of79 Closed Block Variable Annuity Death and Living Benefits Balances as of (in millions USD)12/31/2016 9/30/20166/30/20163/31/201612/31/2015 Death and living benefits-account value GMAB/GMWB566 586592604631 GMIB10,120 10,86411,05411,27511,680 GMWBL13,608 13,92113,81013,88314,128 No living benefits8,618 8,7808,7238,8369,085 Total (1)32,912 34,15134,17934,59835,524 Net Amount at Risk (after reinsurance) Total DB NAR5,563 5,6646,1126,2566,152 LB NAR GMAB/GMWB15 15171919 GMIB (2)2,946 3,6623,6983,5273,044 GMWBL(2)2,210 3,2193,4443,0142,106 Total LB NAR5,171 6,8967,1596,5605,169 Nonperformance Risk Adjustment (3)(776) (1,220)(1,343)(1,122)(701) (1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business. (2) GMIB and GMWBL values represent discounted net amount at risk. (3) Represents reduction to liabilities for the GMAB, GMWB, and GMWBL embedded derivatives.

Voya Financial

Page 48 of 79

Closed Block Variable Annuity AUM Rollforward

	Three Months Ended					Year-to-Date	
(in millions USD)	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Products in accumulation phase							
Balance as of beginning of period	34,200.4	34,227.9	34,647.9	35,575.8	35,411.8	35,575.8	41,132.0
Deposits	16.0	15.5	21.5	28.1	28.1	81.1	123.8
Surrenders, benefits, and product charges	(1,407.2)	(1,099.2)	(920.8)	(885.3)	(973.5)	(4,312.5)	(4,659.0)
Net cash flow	(1,391.2)	(1,083.7)	(899.3)	(857.2)	(945.4)	(4,231.4)	(4,535.2)
Interest credited and investment performance	153.2	1,056.2	479.3	(70.7)	1,109.5	1,618.0	(1,021.0)
Balance as of end of period	**32,962.4**	**34,200.4**	**34,227.9**	**34,647.9**	**35,575.8**	**32,962.4**	**35,575.8**
End of period contracts in payout status	4,780.5	3,892.4	3,406.3	3,203.5	2,976.0	4,780.5	2,976.0
Total balance as of end of period [(1)]	**37,742.9**	**38,092.8**	**37,634.2**	**37,851.4**	**38,551.8**	**37,742.9**	**38,551.8**
Assets under management by fund group							
General account	5,207.6	4,334.2	3,835.5	3,642.0	3,410.4	5,207.6	3,410.4
Separate account	32,535.3	33,758.6	33,798.7	34,209.4	35,141.4	32,535.3	35,141.4
Total AUM [(1)]	**37,742.9**	**38,092.8**	**37,634.2**	**37,851.4**	**38,551.8**	**37,742.9**	**38,551.8**

(1) Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Investment Information

Page 50 of 79

Voya Financial
Portfolio Composition

(in millions USD)	Balances as of									
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015	
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	69,468.7	75.0%	72,644.1	74.6%	71,015.5	74.2%	69,248.8	74.4%	67,733.4	76.5%
Fixed maturities, at fair value using the fair value option	3,712.3	4.0%	3,903.5	4.0%	3,985.3	4.2%	3,778.1	4.1%	3,226.6	3.6%
Equity securities, available for sale, before consolidation	274.2	N/M	396.5	N/M	391.6	N/M	380.3	N/M	421.6	N/M
VOE Adjustments	—	N/M	(111.2)	N/M	(115.5)	N/M	(109.6)	N/M	(89.9)	N/M
Equity securities, available for sale, at fair value	274.2	0.3%	285.3	0.3%	276.1	0.3%	270.7	0.3%	331.7	0.4%
Short-term investments	821.0	0.9%	1,346.8	1.4%	1,280.2	1.3%	1,360.2	1.5%	1,496.7	1.7%
Mortgage loans on real estate	11,725.2	12.7%	11,475.7	11.8%	11,209.4	11.7%	11,065.9	11.8%	10,447.5	11.8%
Policy loans	1,961.5	2.1%	1,995.6	2.0%	1,998.5	2.1%	2,009.4	2.2%	2,002.7	2.3%
Limited partnerships/corporations, before consolidation	1,235.4	N/M	1,191.1	N/M	1,110.9	N/M	1,098.6	N/M	1,233.4	N/M
CLO/VOEs Adjustments [1]	(476.8)	N/M	(492.3)	N/M	(477.3)	N/M	(538.5)	N/M	(632.9)	N/M
Limited partnerships/corporations, after consolidation	758.6	0.8%	698.8	0.7%	633.6	0.7%	560.1	0.6%	510.6	0.6%
Derivatives	1,712.4	1.8%	2,731.4	2.8%	2,948.6	3.1%	2,484.2	2.7%	1,538.5	1.7%
Other investments	47.4	0.1%	77.7	0.1%	89.7	0.1%	89.9	0.1%	91.6	0.1%
Securities pledged to creditors	2,157.1	2.3%	2,193.5	2.3%	2,202.3	2.3%	2,120.4	2.3%	1,112.6	1.3%
Total investments, after consolidation	**92,638.4**	**100.0%**	**97,352.4**	**100.0%**	**95,639.2**	**100.0%**	**92,987.7**	**100.0%**	**88,491.9**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,188.3	5.5%	4,191.9	5.3%	4,378.9	5.7%	4,420.6	5.9%	4,001.6	5.6%
U.S. Corporate - Public	33,691.7	44.7%	35,601.3	45.2%	35,495.7	45.9%	34,744.8	46.1%	33,616.0	46.6%
U.S. Corporate - Private	7,808.0	10.4%	7,684.9	9.8%	7,181.2	9.3%	6,688.8	8.9%	6,641.1	9.2%
Foreign Government / Agency	1,023.8	1.4%	1,043.1	1.3%	1,019.3	1.3%	988.0	1.3%	922.2	1.3%
Foreign Corporate - Public	7,055.6	9.4%	7,378.7	9.4%	7,170.0	9.3%	7,191.2	9.6%	7,101.4	9.8%
Foreign Corporate - Private	7,785.8	10.3%	7,907.3	10.1%	7,701.2	10.0%	7,669.1	10.2%	7,348.6	10.2%
State, municipalities and political subdivisions	2,135.6	2.8%	2,126.1	2.7%	1,906.0	2.5%	1,558.9	2.1%	1,346.2	1.9%
Residential mortgaged-backed securities:										
CMO-B Agency	3,247.2	4.3%	3,489.6	4.4%	3,535.9	4.6%	3,471.8	4.6%	3,233.4	4.5%
CMO-B Non-Agency	729.5	1.0%	769.8	1.0%	708.4	0.9%	582.2	0.8%	322.3	0.4%
Agency	2,321.6	3.1%	2,669.0	3.4%	2,368.8	3.1%	1,927.0	2.6%	1,682.2	2.3%
Non-Agency [3]	786.0	1.0%	952.7	1.2%	930.8	1.2%	988.5	1.3%	1,062.2	1.5%
Total Residential mortgage-backed securities	7,084.3	9.4%	7,881.1	10.0%	7,543.9	9.8%	6,969.5	9.3%	6,300.1	8.7%
Commercial mortgage-backed securities	3,358.9	4.5%	4,023.9	5.1%	4,077.8	5.3%	4,191.0	5.6%	4,092.6	5.7%
Other asset-backed securities [3]	1,206.1	1.6%	902.8	1.1%	729.1	0.9%	725.4	1.0%	702.8	1.0%
Total fixed maturities, including securities pledged [5]	**75,338.1**	**100.0%**	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,513.7	3.3%	2,168.6	2.8%	1,931.5	2.5%	1,688.8	2.2%	1,353.2	1.9%
Due after one year through five years	13,845.2	18.4%	14,325.3	18.2%	14,572.6	18.9%	14,403.2	19.2%	13,843.2	19.2%
Due after five years through ten years	19,303.8	25.6%	20,135.4	25.6%	19,955.8	25.8%	20,388.0	27.1%	20,511.7	28.5%
Due after ten years	28,026.1	37.2%	29,304.0	37.2%	28,392.4	36.8%	26,781.4	35.6%	25,269.0	35.0%
CMO-B	3,976.7	5.3%	4,259.4	5.4%	4,244.3	5.5%	4,054.0	5.4%	3,555.7	4.9%
Mortgage-backed securities	6,466.5	8.6%	7,645.6	9.7%	7,377.4	9.6%	7,106.5	9.6%	6,837.0	9.5%
Other asset-backed securities [3]	1,206.1	1.6%	902.8	1.1%	729.1	0.9%	725.4	1.0%	702.8	1.0%
Total fixed maturities, including securities pledged [5]	**75,338.1**	**100.0%**	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
1	44,387.7	58.9%	46,271.2	58.8%	45,460.3	58.9%	43,843.3	58.3%	41,315.4	57.3%
2	27,469.2	36.5%	28,679.0	36.4%	28,111.1	36.4%	27,784.3	37.0%	27,553.9	38.2%
3	2,699.1	3.6%	2,914.1	3.7%	2,730.6	3.5%	2,630.0	3.5%	2,571.7	3.6%
4	501.5	0.7%	594.6	0.7%	616.5	0.8%	613.6	0.8%	421.0	0.6%
5	101.5	0.1%	68.8	0.1%	78.6	0.1%	81.2	0.1%	44.0	0.1%
6	179.1	0.2%	213.4	0.3%	206.0	0.3%	194.9	0.3%	166.6	0.2%
Total fixed maturities, including securities pledged [4] [5]	**75,338.1**	**100.0%**	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
AAA	14,394.8	19.1%	14,961.3	19.0%	14,677.0	19.0%	14,499.5	19.3%	13,201.2	18.3%
AA	5,359.4	7.1%	5,726.4	7.3%	5,338.0	6.9%	4,667.3	6.2%	4,722.7	6.6%
A	22,902.4	30.4%	23,705.5	30.1%	23,527.4	30.5%	22,839.4	30.4%	21,514.3	29.9%
BBB	27,926.5	37.1%	29,210.9	37.1%	28,589.9	37.0%	28,128.1	37.4%	28,013.6	38.8%
BB	2,880.1	3.8%	3,099.0	3.9%	3,180.9	4.1%	3,078.9	4.1%	2,897.4	4.0%
B and below	1,874.9	2.5%	2,038.0	2.6%	1,889.9	2.5%	1,934.1	2.6%	1,723.4	2.4%
Total fixed maturities, including securities pledged [5]	**75,338.1**	**100.0%**	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
[4] ARO ratings do not directly translate into NAIC ratings.
[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet. Refer to the page in "Additional Information" section.

PLAN | INVEST | PROTECT

Voya Financial

Portfolio Results

Page 51 of 79

(in millions USD)	Three Months Ended										Year-to-Date			
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015		12/31/2016		12/31/2015	
Operating investment income and annualized yield [5]	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**
Fixed maturity securities [1]	842.4	4.89%	847.1	4.97%	859.5	5.07 %	863.6	5.12 %	847.0	5.03 %	3,412.6	5.01%	3,344.5	5.04%
Equity securities	2.1	4.65%	5.3	10.14%	5.5	10.30 %	3.4	6.44 %	2.7	4.08 %	16.3	8.02%	9.7	3.65%
Mortgage loans	127.7	4.51%	126.4	4.55%	122.5	4.47 %	122.9	4.68 %	120.3	4.69 %	499.5	4.55%	481.6	4.78%
Limited partnerships	63.2	23.06%	16.2	5.71%	(8.1)	(2.93)%	(34.1)	(11.69)%	(19.9)	(6.71)%	37.2	3.30%	24.8	2.19%
Policy loans	26.4	5.52%	25.7	5.29%	26.1	5.36 %	26.0	5.31 %	26.2	5.38 %	104.2	5.37%	107.7	5.44%
Short-term investments	1.3	0.16%	0.6	0.07%	1.8	0.16 %	1.4	0.15 %	0.7	0.08 %	5.1	0.13%	3.0	0.09%
Derivatives [1]	12.5	N/A	10.6	N/A	10.8	N/A	10.2	N/A	12.1	N/A	44.1	N/A	37.6	N/A
Prepayment fee income	37.3	0.17%	40.6	0.18%	43.7	0.20 %	16.1	0.07 %	65.7	0.30 %	137.7	0.16%	149.4	0.18%
Other assets	6.8	N/A	4.0	N/A	1.5	N/A	0.5	N/A	0.8	N/A	12.8	N/A	2.6	N/A
Gross investment income before expenses and fees	**1,119.7**	**5.16%**	**1,076.5**	**4.99%**	**1,063.3**	**4.92 %**	**1,010.0**	**4.75 %**	**1,055.6**	**4.99 %**	**4,269.5**	**4.94%**	**4,160.9**	**5.00%**
Expenses and fees	(45.1)	-0.21%	(47.0)	-0.22%	(43.7)	-0.21 %	(41.9)	-0.20 %	(41.1)	-0.20 %	(177.7)	-0.21%	(162.0)	-0.20%
Total investment income and annualized yield	**1,074.6**	**4.95%**	**1,029.5**	**4.77%**	**1,019.6**	**4.71 %**	**968.1**	**4.55 %**	**1,014.5**	**4.79 %**	**4,091.8**	**4.73%**	**3,998.9**	**4.80%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	76.8		72.0		69.1		67.6		64.4		285.5		231.1	
Total investment income, excluding CBVA	**997.8**		**957.5**		**950.5**		**900.5**		**950.1**		**3,806.3**		**3,767.8**	
Trading gains/losses [5]														
Fixed maturities	(10.6)		5.5		(14.6)		(57.1)		(13.8)		(76.8)		(13.0)	
Equity securities	0.8		—		0.2		—		2.8		1.0		2.5	
Mortgage loans	(0.1)		(0.1)		0.4		(0.1)		0.5		0.1		1.0	
Other investments	(0.3)		(0.6)		(0.5)		—		1.1		(1.4)		0.6	
Total trading gains/losses, excluding CBVA	**(10.2)**		**4.8**		**(14.5)**		**(57.2)**		**(9.4)**		**(77.1)**		**(8.9)**	
Impairments [5]														
Fixed maturities	(13.9)		(12.1)		(4.0)		(10.7)		(54.5)		(40.7)		(101.8)	
Equity securities	—		—		—		—		—		—		(0.1)	
Mortgage loans	—		—		—		—		—		—		—	
Other investments	—		—		—		—		—		—		—	
Total impairments, excluding CBVA	**(13.9)**		**(12.1)**		**(4.0)**		**(10.7)**		**(54.5)**		**(40.7)**		**(101.9)**	
Fair value adjustments [2]	**(121.9)**		**(6.7)**		**41.1**		**58.1**		**(41.4)**		**(29.4)**		**50.6**	
Derivatives, including change in fair value of derivatives related to guaranteed benefits, excluding CBVA	**(55.3)**		**(52.0)**		**(26.3)**		**35.0**		**(18.9)**		**(98.6)**		**(10.1)**	
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses), excluding CBVA [5]	**(201.3)**		**(66.0)**		**(3.7)**		**25.2**		**(124.2)**		**(245.8)**		**(70.3)**	
CBVA investment income and realized capital gains (losses)	**(351.7)**		**(147.8)**		**14.7**		**98.6**		**(473.3)**		**(386.2)**		**43.0**	
Businesses exited through reinsurance [3]	**(59.4)**		**31.3**		**68.9**		**61.2**		**9.8**		**102.0**		**24.5**	
Consolidation/eliminations [4]	**(2.1)**		**20.7**		**43.5**		**19.3**		**43.5**		**81.4**		**40.0**	
Total investment income and realized capital gains (losses)	**383.3**		**795.7**		**1,073.9**		**1,104.8**		**405.9**		**3,357.7**		**3,805.0**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Page 52 of 79

Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Year-to-Date 12/31/2016	12/31/2015
Retirement							
Average alternative investments	473.9	438.4	424.2	417.2	426.4	438.4	406.7
Alternative investment income	15.8	7.7	0.6	(7.9)	(3.6)	16.2	9.2
Investment Management							
Average alternative investments	184.5	180.2	175.4	185.5	194.1	181.4	186.9
Alternative investment income	8.5	4.1	(8.6)	(14.7)	(8.8)	(10.7)	1.1
Annuities							
Average alternative investments	274.1	263.5	256.6	259.6	266.2	263.5	257.1
Alternative investment income	8.8	4.8	0.1	(4.9)	(3.9)	8.8	5.0
Individual Life							
Average alternative investments	206.6	191.2	173.9	181.3	179.8	188.3	171.9
Alternative investment income	7.2	3.4	0.2	(2.7)	(2.3)	8.1	5.3
Employee Benefits							
Average alternative investments	42.0	42.5	41.2	41.1	43.4	41.7	41.1
Alternative investment income	1.5	0.8	0.2	(0.8)	(0.5)	1.7	0.8
Corporate [1]							
Average alternative investments	2.1	5.7	7.9	8.3	23.6	5.7	53.9
Alternative investment income	—	—	0.1	(0.1)	(0.1)	—	3.6
Total Consolidated [3]							
Average alternative investments	**1,183.2**	**1,121.5**	**1,079.2**	**1,093.0**	**1,133.5**	**1,119.0**	**1,117.6**
Alternative investment income	**41.8**	**20.8**	**(7.4)**	**(31.1)**	**(19.2)**	**24.1**	**25.0**

[1] Effective in the second quarter of 2015, approximately $110 million of alternative assets previously allocated to the excess capital in the Corporate segment is now allocated to all segments in proportion to each segment's target statutory capital.

[2] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

[3] The investment income on alternative investments shown above excludes the net investment income from Lehman Recovery/LIHTC.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Page 53 of 79

Voya Financial

Unrealized Gains (Losses)

(in millions USD)	Balances as of									
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed Maturities, available for sale (including securities pledged)										
Aging Schedule										
Less than 20%	(676.2)	91.4%	(173.3)	66.2%	(218.2)	57.8%	(503.9)	61.1%	(1,015.1)	64.4%
20% or more for less than six months	(19.3)	2.6%	(1.7)	0.6%	(28.6)	7.6%	(206.5)	25.0%	(524.5)	33.2%
20% or more for six months or greater	(44.1)	6.0%	(86.8)	33.2%	(130.7)	34.6%	(114.3)	13.9%	(38.5)	2.4%
Total unrealized loss	**(739.6)**	**100.0%**	**(261.8)**	**100.0%**	**(377.5)**	**100.0%**	**(824.7)**	**100.0%**	**(1,578.1)**	**100.0%**
Total unrealized gain	**4,152.4**		**7,104.8**		**6,944.4**		**5,271.3**		**3,700.8**	
Net unrealized gain (loss)	**3,412.8**		**6,843.0**		**6,566.9**		**4,446.6**		**2,122.7**	
Fixed Maturities Securities by Security Sector - Net unrealized gain (loss) [1]										
US Treasuries and US government agencies and authorities	482.4		869.6		927.5		764.2		555.4	
US Corporate - Public	1,936.9		3,546.2		3,339.2		2,127.4		821.7	
US Corporate - Private	83.1		456.0		430.0		268.6		113.6	
Foreign Government / Agency	15.4		69.1		58.7		27.9		(8.0)	
Foreign Corporate - Public	267.4		509.3		380.3		116.4		(97.5)	
Foreign Corporate - Private	228.7		478.6		476.1		343.9		96.1	
State, municipalities, and political subdivisions	(18.3)		122.1		137.9		61.9		8.4	
Residential mortgaged-backed securities:										
CMO-B Agency	235.2		310.2		335.7		332.7		309.7	
CMO-B Non-Agency	111.2		126.1		115.0		109.7		102.7	
Agency	(27.5)		49.7		56.0		43.5		24.6	
Non-Agency	49.6		48.4		39.8		41.3		59.8	
Total residential mortgage-backed securities	**368.5**		**534.4**		**546.5**		**527.2**		**496.8**	
Commercial mortgage-backed securities	38.2		239.6		254.7		195.3		124.8	
Other asset-backed securities [1]	10.5		18.1		16.0		13.8		11.4	
Total net unrealized gain (loss)	**3,412.8**		**6,843.0**		**6,566.9**		**4,446.6**		**2,122.7**	

[1] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

PLAN I INVEST I PROTECT

Voya Financial

Page 54 of 79

Asset Backed Securities

(in millions USD)	Balances as of									
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015	
RMBS Balances by Collateral Type [1] [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,568.8	5,318.4	6,158.6	5,743.1	5,904.6	5,452.5	5,398.9	4,963.1	4,915.4	4,522.7
Prime / Non-Agency	921.3	800.6	978.8	840.8	944.2	817.7	828.7	705.3	591.5	473.8
Alt-A RMBS	306.2	268.4	337.9	294.9	287.3	244.8	304.3	260.8	332.0	283.3
Subprime Mortgage-Backed Securities	288.0	257.9	405.8	377.6	407.8	384.7	437.6	414.8	461.2	428.6
Total	**7,084.3**	**6,645.3**	**7,881.1**	**7,256.4**	**7,543.9**	**6,899.7**	**6,969.5**	**6,344.0**	**6,300.1**	**5,708.4**

(in millions USD)	Balances as of									
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015	
CMBS Balances by Year of Origination [1] [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2016	368.3	384.5	322.2	312.3	267.5	258.0	145.8	144.3	—	—
2015	837.7	838.1	894.8	833.4	882.8	821.1	846.8	810.6	747.9	745.5
2014	659.8	647.2	714.6	648.0	709.9	645.2	760.4	715.4	738.5	722.7
2013	592.4	566.3	622.4	553.2	637.7	564.4	631.1	572.9	554.6	521.4
2012	28.3	28.4	29.5	27.4	27.0	24.7	29.4	27.8	19.6	19.3
2011	54.7	55.1	58.9	56.8	60.9	57.9	60.0	58.0	46.0	45.9
2010	17.9	17.9	22.4	21.7	23.1	22.2	23.7	23.0	17.1	16.9
2009	0.6	0.7	0.7	0.7	0.7	0.7	0.7	0.7	—	—
2008	9.9	9.8	9.9	9.8	9.9	9.8	10.0	9.8	10.3	9.6
2007	609.0	593.4	962.1	938.7	1,015.8	983.9	1,031.6	992.1	1,063.7	1,012.5
2006	129.3	129.6	317.4	315.6	371.3	366.5	577.2	569.0	812.2	793.8
2005 and prior	51.0	49.7	69.0	66.7	71.2	68.7	74.3	72.1	82.7	80.2
Total	**3,358.9**	**3,320.7**	**4,023.9**	**3,784.3**	**4,077.8**	**3,823.1**	**4,191.0**	**3,995.7**	**4,092.6**	**3,967.8**

(in millions USD)	Balances as of									
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015	
Other ABS Balances by Loan Classification [1] [2] [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	330.6	327.3	330.7	323.2	343.6	333.7	371.9	362.5	387.0	380.7
Automobile Receivables	175.0	175.2	160.5	160.3	140.4	140.1	172.1	172.2	121.9	122.1
CLO's [1]	477.2	475.2	225.6	223.8	50.6	49.0	25.7	25.3	10.0	10.0
Other	223.3	217.9	186.0	177.4	194.5	190.3	155.7	151.6	183.9	178.6
Total	**1,206.1**	**1,195.6**	**902.8**	**884.7**	**729.1**	**713.1**	**725.4**	**711.6**	**702.8**	**691.4**

(1) Excludes consolidated CLO's.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial

Page 55 of 79

RMBS Securities Summary

As of December 31, 2016

RMBS [1] by Rating and Origination Year

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
NAIC Designation [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,548.8	5,298.2	765.6	698.8	295.2	258.1	266.7	234.6	6,876.3	6,489.7
2	5.6	5.6	4.7	4.8	2.7	2.7	5.3	5.9	18.3	19.0
3	7.0	5.7	12.7	11.2	5.4	5.7	15.1	16.5	40.2	39.1
4	7.4	8.9	—	—	1.0	0.8	0.9	0.9	9.3	10.6
5	—	—	28.9	19.3	—	—	—	—	28.9	19.3
6	—	—	109.4	66.5	1.9	1.1	—	—	111.3	67.6
Total by rating	5,568.8	5,318.4	921.3	800.6	306.2	268.4	288.0	257.9	7,084.3	6,645.3

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
ARO Rating [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,545.7	5,295.1	12.8	12.2	0.1	0.1	0.7	0.7	5,559.3	5,308.1
AA	0.4	0.4	4.6	3.9	0.3	0.3	2.1	2.1	7.4	6.7
A	2.7	2.7	7.8	7.7	2.0	2.0	25.1	25.9	37.6	38.3
BBB	5.6	5.6	46.6	45.3	6.3	6.4	3.5	3.5	62.0	60.8
BB	7.0	5.7	240.6	222.4	7.7	7.5	25.2	26.1	280.5	261.7
B and below	7.4	8.9	608.9	509.1	289.8	252.1	231.4	199.6	1,137.5	969.7
Total by rating	5,568.8	5,318.4	921.3	800.6	306.2	268.4	288.0	257.9	7,084.3	6,645.3

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
Origination Year [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2016	1,020.6	1,039.2	—	—	—	—	—	—	1,020.6	1,039.2
2015	317.4	321.8	127.3	121.1	—	—	—	—	444.7	442.9
2014	580.8	586.3	333.1	306.4	—	—	—	—	913.9	892.7
2013	878.9	876.6	28.6	26.3	—	—	—	—	907.5	902.9
2012	515.2	521.6	—	—	—	—	—	—	515.2	521.6
2011	569.4	557.1	—	—	—	—	—	—	569.4	557.1
2010	436.9	424.6	10.7	10.3	—	—	—	—	447.6	434.9
2009	129.2	128.6	2.8	2.9	—	—	—	—	132.0	131.5
2008	110.9	102.9	—	—	—	—	—	—	110.9	102.9
2007	228.2	207.1	82.4	73.5	96.0	87.8	98.1	82.6	504.7	451.0
2006	273.7	205.8	118.0	70.2	109.9	89.2	63.1	53.2	564.7	418.4
2005 and prior	507.6	346.8	218.4	189.9	100.3	91.4	126.8	122.1	953.1	750.2
Total by origination year	5,568.8	5,318.4	921.3	800.6	306.2	268.4	288.0	257.9	7,084.3	6,645.3

(1) Subprime mortgage-backed securities are included in RMBS under this presentation.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Page 56 of 79

Voya Financial
CMBS and Other Asset-Backed Securities Summary

As of December 31, 2016

CMBS by Rating and Origination Year

(in millions USD)	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year [3]	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
2016	368.3	384.5	—	—	—	—	—	—	—	—	—	—	368.3	384.5
2015	774.8	775.2	49.6	49.6	13.3	13.3	—	—	—	—	—	—	837.7	838.1
2014	651.0	638.4	7.9	7.9	0.9	0.9	—	—	—	—	—	—	659.8	647.2
2013	592.4	566.3	—	—	—	—	—	—	—	—	—	—	592.4	566.3
2012	28.3	28.4	—	—	—	—	—	—	—	—	—	—	28.3	28.4
2011	54.7	55.1	—	—	—	—	—	—	—	—	—	—	54.7	55.1
2010	17.9	17.9	—	—	—	—	—	—	—	—	—	—	17.9	17.9
2009	0.6	0.7	—	—	—	—	—	—	—	—	—	—	0.6	0.7
2008	—	—	—	—	—	—	—	—	9.9	9.8	—	—	9.9	9.8
2007	116.4	114.5	44.7	43.8	194.3	192.7	64.8	64.5	153.0	141.2	35.8	36.7	609.0	593.4
2006	21.9	21.8	3.1	3.1	47.4	47.2	—	—	22.5	22.5	34.4	35.0	129.3	129.6
2005 and prior	20.8	20.5	5.3	5.3	14.7	14.8	—	—	10.2	9.1	—	—	51.0	49.7
Total by origination year	**2,647.1**	**2,623.3**	**110.6**	**109.7**	**270.6**	**268.9**	**64.8**	**64.5**	**195.6**	**182.6**	**70.2**	**71.7**	**3,358.9**	**3,320.7**

Other Asset-Backed Securities [1] by Rating and Classification

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
ARO Rating [3]	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
AAA	330.6	327.3	175.0	175.2	331.0	330.8	64.1	63.0	900.7	896.3
AA	—	—	—	—	83.0	83.0	2.7	2.5	85.7	85.5
A	—	—	—	—	22.6	22.6	12.4	12.1	35.0	34.7
BBB	—	—	—	—	4.6	4.6	135.0	132.2	139.6	136.8
BB	—	—	—	—	3.3	3.3	9.1	8.1	12.4	11.4
B and below	—	—	—	—	32.7	30.9	—	—	32.7	30.9
Total by rating	**330.6**	**327.3**	**175.0**	**175.2**	**477.2**	**475.2**	**223.3**	**217.9**	**1,206.1**	**1,195.6**

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
NAIC Designation [3]	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
1	330.6	327.3	175.0	175.2	440.1	439.7	103.4	102.3	1,049.1	1,044.5
2		—	—	—	4.7	4.7	103.4	100.3	108.1	105.0
3	—	—	—	—	1.4	1.4	14.7	13.7	16.1	15.1
4	—	—	—	—	—	—	1.8	1.6	1.8	1.6
5	—	—	—	—	—	—	—	—	—	—
6	—	—	—	—	31.0	29.4	—	—	31.0	29.4
Total by rating	**330.6**	**327.3**	**175.0**	**175.2**	**477.2**	**475.2**	**223.3**	**217.9**	**1,206.1**	**1,195.6**

[1] Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.

[2] Excludes consolidated CLO's

[3] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial
Page 57 of 79

Mortgage Loans on Real Estate

(in millions USD)	Balances as of									
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Region [1]										
Pacific	2,896.8	24.6%	2,884.6	25.1%	2,803.7	25.0%	2,649.1	23.9%	2,605.3	24.9%
South Atlantic	2,646.0	22.6%	2,637.1	23.0%	2,532.7	22.6%	2,557.4	23.1%	2,318.9	22.2%
Middle Atlantic	1,648.7	14.1%	1,609.9	14.0%	1,641.8	14.6%	1,498.9	13.6%	1,499.1	14.3%
East North Central	1,274.3	10.9%	1,243.4	10.9%	1,241.5	11.1%	1,226.7	11.1%	1,103.3	10.6%
West South Central	1,236.1	10.5%	1,172.9	10.2%	1,126.4	10.0%	1,144.5	10.3%	1,103.7	10.6%
Mountain	1,092.1	9.3%	978.9	8.5%	948.0	8.5%	1,066.9	9.6%	924.2	8.8%
West North Central	508.9	4.3%	522.2	4.6%	514.8	4.6%	519.7	4.7%	488.8	4.7%
New England	231.2	2.0%	233.3	2.0%	215.5	1.9%	217.8	2.0%	222.8	2.1%
East South Central	194.2	1.7%	196.4	1.7%	187.8	1.7%	188.2	1.7%	184.6	1.8%
Total Commercial Mortgage Loans	11,728.3	100.0%	11,478.7	100.0%	11,212.2	100.0%	11,069.2	100.0%	10,450.7	100.0%
Property Type [1]										
Industrial	2,663.5	22.7%	2,530.4	22.1%	2,502.2	22.3%	2,365.9	21.4%	2,161.3	20.7%
Retail	3,695.8	31.5%	3,731.5	32.5%	3,595.7	32.1%	3,736.0	33.8%	3,672.8	35.1%
Office	1,917.0	16.3%	1,851.6	16.1%	1,836.7	16.4%	1,768.7	16.0%	1,617.7	15.5%
Apartments	2,410.8	20.6%	2,345.3	20.4%	2,233.2	19.9%	2,146.3	19.4%	1,942.9	18.6%
Hotel/Motel	411.2	3.5%	407.8	3.6%	418.1	3.7%	421.5	3.8%	425.0	4.1%
Other	516.5	4.4%	498.0	4.3%	511.5	4.6%	515.3	4.6%	525.9	5.0%
Mixed Use	113.5	1.0%	114.1	1.0%	114.8	1.0%	115.5	1.0%	105.1	1.0%
Total Commercial Mortgage Loans	11,728.3	100.0%	11,478.7	100.0%	11,212.2	100.0%	11,069.2	100.0%	10,450.7	100.0%
Loan Size [1]										
Under $5 million	1,149.3	9.8%	1,184.9	10.3%	1,181.4	10.5%	1,228.5	11.1%	1,181.3	11.3%
$5 million but less than $10 million	1,751.4	14.9%	1,766.5	15.4%	1,763.9	15.7%	1,670.7	15.1%	1,586.6	15.2%
$10 million but less than $20 million	3,029.4	25.8%	2,912.5	25.4%	2,757.9	24.6%	2,726.0	24.6%	2,579.0	24.7%
$20 million but less than $30 million	1,686.7	14.4%	1,651.7	14.4%	1,656.5	14.8%	1,584.2	14.3%	1,487.9	14.2%
$30 million and over	4,111.5	35.1%	3,963.1	34.5%	3,852.5	34.4%	3,859.8	34.9%	3,615.9	34.6%
Total Commercial Mortgage Loans	11,728.3	100.0%	11,478.7	100.0%	11,212.2	100.0%	11,069.2	100.0%	10,450.7	100.0%
Other Stats (as ratios)										
LTV - Origination	60.6%		60.5%		60.5%		60.2%		60.0%	
LTV - Current	53.3%		54.8%		54.8%		54.1%		53.7%	
Debt Service Coverage	2.2		2.3		2.3		2.2		2.2	
Other Stats (in millions USD)										
Allowance for loan losses	3.1		3.0		2.8		3.3		3.2	

(1) Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Voya Financial
Page 58 of 79

U.S. and Foreign Corporate Securities

Summary of Corporate Securities by Industry Category

		Balances as of									
(in millions USD)		12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015	
Type	Industry	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,652.0	9.0%	3,869.8	9.0%	3,798.6	8.9%	3,798.6	9.1%	3,670.0	9.0%
	Financial	7,443.0	18.3%	7,692.5	17.9%	7,715.7	18.1%	7,640.1	18.2%	7,426.5	18.2%
	Industrial and other companies	18,312.3	44.9%	19,407.6	45.2%	19,194.2	44.9%	18,723.9	44.6%	17,628.2	43.4%
	Energy	5,005.1	12.3%	5,248.8	12.2%	5,147.5	12.1%	5,327.6	12.7%	5,859.1	14.4%
	Utilities	5,045.3	12.4%	5,324.5	12.4%	5,416.3	12.7%	5,104.5	12.2%	4,864.1	11.9%
	Transportation	1,289.6	3.1%	1,436.8	3.3%	1,393.4	3.3%	1,341.3	3.2%	1,269.5	3.1%
	Total by public industries	40,747.3	100.0%	42,980.0	100.0%	42,665.7	100.0%	41,936.0	100.0%	40,717.4	100.0%
Private	Communications	441.6	2.8%	474.2	3.0%	487.1	3.3%	482.2	3.4%	464.0	3.3%
	Financial	1,154.4	7.4%	1,089.5	7.0%	813.8	5.5%	811.4	5.7%	931.1	6.7%
	Industrial and other companies	8,369.8	53.7%	8,381.8	53.7%	8,290.6	55.6%	7,897.8	55.0%	7,612.5	54.4%
	Energy	1,532.3	9.8%	1,555.3	10.0%	1,555.5	10.5%	1,549.4	10.7%	1,472.2	10.5%
	Utilities	3,513.6	22.6%	3,550.5	22.8%	3,232.3	21.7%	3,120.8	21.7%	3,043.8	21.8%
	Transportation	582.1	3.7%	540.9	3.5%	503.1	3.4%	496.3	3.5%	466.1	3.3%
	Total by private industries	15,593.8	100.0%	15,592.2	100.0%	14,882.4	100.0%	14,357.9	100.0%	13,989.7	100.0%
Totals	Communications	4,093.6	7.3%	4,344.0	7.4%	4,285.7	7.5%	4,280.8	7.6%	4,134.0	7.6%
	Financial	8,597.4	15.3%	8,782.0	15.0%	8,529.5	14.8%	8,451.5	15.0%	8,357.6	15.3%
	Industrial and other companies	26,682.1	47.4%	27,789.4	47.4%	27,484.8	47.8%	26,621.7	47.3%	25,240.7	46.0%
	Energy	6,537.4	11.6%	6,804.1	11.6%	6,703.0	11.6%	6,877.0	12.2%	7,331.3	13.4%
	Utilities	8,558.9	15.1%	8,875.0	15.2%	8,648.6	15.0%	8,225.3	14.6%	7,907.9	14.5%
	Transportation	1,871.7	3.3%	1,977.7	3.4%	1,896.5	3.3%	1,837.6	3.3%	1,735.6	3.2%
	Total by industry categories	**56,341.1**	**100.0%**	**58,572.2**	**100.0%**	**57,548.1**	**100.0%**	**56,293.9**	**100.0%**	**54,707.1**	**100.0%**

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Voya Financial

Page 59 of 79

Exposure to European Debt-Fixed Maturities and Equity Securities

As of December 31, 2016

(in millions USD)	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Amortized Cost	% of Total
Ireland	—	—%	—	—%	217.1	3.0%	217.1	2.5%	203.2	2.5%
Italy	—	—%	—	—%	233.1	3.2%	233.1	2.7%	219.6	2.7%
Portugal	—	—%	—	—%	10.4	0.1%	10.4	0.1%	8.7	0.1%
Spain	—	—%	—	—%	162.3	2.2%	162.3	1.9%	147.2	1.8%
Total Peripheral Euro-Zone	**—**	**—%**	**—**	**—%**	**622.9**	**8.5%**	**622.9**	**7.2%**	**578.7**	**7.1%**
Austria	—	—%	—	—%	—	—%	—	—%	—	—%
Belgium	35.1	14.5%	—	—%	429.3	5.9%	464.4	5.5%	416.3	5.1%
Bulgaria	—	—%	—	—%	—	—%	—	—%	—	—%
Croatia	27.9	11.5%	—	—%	—	—%	27.9	0.3%	25.7	0.3%
Czech Republic	—	—%	—	—%	10.3	0.1%	10.3	0.1%	10.0	0.1%
Denmark	—	—%	—	—%	115.3	1.6%	115.3	1.4%	109.3	1.3%
Finland	—	—%	—	—%	17.1	0.2%	17.1	0.2%	17.0	0.2%
France	—	—%	169.9	16.7%	384.2	5.3%	554.1	6.5%	531.5	6.5%
Germany	—	—%	9.7	1.0%	772.7	10.7%	782.4	9.2%	769.9	9.4%
Hungary	—	—%	—	—%	—	—%	—	—%	—	—%
Iceland	—	—%	—	—%	—	—%	—	—%	—	—%
Kazakhstan	45.4	18.7%	1.3	0.1%	21.7	0.3%	68.4	0.8%	66.7	0.8%
Latvia	4.5	1.9%	—	—%	—	—%	4.5	0.1%	4.5	0.1%
Lithuania	33.1	13.7%	—	—%	—	—%	33.1	0.4%	30.0	0.4%
Luxembourg	—	—%	—	—%	—	—%	—	—%	—	—%
Netherlands	—	—%	124.0	12.2%	982.4	13.6%	1,106.4	13.0%	1,055.7	12.9%
Norway	—	—%	—	—%	344.0	4.7%	344.0	4.0%	349.6	4.3%
Russian Federation	51.3	21.2%	5.1	0.5%	72.3	1.0%	128.7	1.5%	116.0	1.4%
Slovakia	5.4	2.2%	—	—%	—	—%	5.4	0.1%	5.0	0.1%
Slovenia	—	—%	—	—%	—	—%	—	—%	—	—%
Sweden	—	—%	33.2	3.3%	36.9	0.5%	70.1	0.8%	68.0	0.8%
Switzerland	—	—%	308.3	30.3%	473.0	6.5%	781.3	9.2%	750.6	9.2%
Turkey	39.4	16.3%	—	—%	84.1	1.2%	123.5	1.5%	125.6	1.6%
United Kingdom	—	—%	365.7	35.9%	2,891.4	39.9%	3,257.1	38.2%	3,137.2	38.4%
Total Non-Peripheral Europe	**242.1**	**100.0%**	**1,017.2**	**100.0%**	**6,634.7**	**91.5%**	**7,894.0**	**92.8%**	**7,588.6**	**92.9%**
Total Europe	**242.1**	**100.0%**	**1,017.2**	**100.0%**	**7,257.6**	**100.0%**	**8,516.9**	**100.0%**	**8,167.3**	**100.0%**

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Reconciliations

Voya Financial

Page 61 of 79

Reconciliation of Operating Revenues and Earnings by Segment

	Three Months Ended					Year-to-Date	
(in millions USD)	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Operating Revenues							
Retirement	923.2	673.8	722.3	937.7	662.5	3,257.0	2,994.1
Investment Management	189.1	163.0	142.4	132.2	147.9	626.7	622.2
Annuities	321.0	310.6	319.1	303.0	322.2	1,253.7	1,262.6
Individual Life	640.9	637.7	624.9	624.0	614.9	2,527.5	2,616.7
Employee Benefits	410.0	405.9	400.8	399.7	383.4	1,616.4	1,507.2
Corporate	21.6	24.9	32.9	28.7	30.5	108.1	136.4
Total operating revenues	**2,505.8**	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**9,389.4**	**9,139.2**
Operating Earnings							
Retirement	142.7	62.9	140.5	103.7	137.2	449.8	470.6
Investment Management	64.8	51.5	31.8	22.7	42.4	170.8	181.9
Annuities	84.6	113.3	72.6	50.7	62.9	321.2	243.0
Individual Life	43.4	(76.2)	50.3	41.1	102.4	58.6	172.7
Employee Benefits	31.9	41.3	32.3	20.8	23.6	126.3	146.1
Corporate	(103.4)	(84.4)	(92.4)	(69.2)	(80.1)	(349.4)	(236.8)
Total operating earnings before income taxes	**264.0**	**108.4**	**235.1**	**169.8**	**288.4**	**777.3**	**977.5**
Closed Block Variable Annuity	(729.5)	(328.0)	56.5	46.0	(317.3)	(955.0)	(173.3)
Net investment gains (losses) and related charges and adjustments	9.8	(65.6)	(24.7)	(60.4)	(59.7)	(140.9)	(83.3)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(142.9)	(53.5)	21.2	93.5	(39.6)	(81.7)	(93.9)
Income (loss) related to businesses exited through reinsurance or divestment	(16.9)	1.3	0.5	1.6	(104.2)	(13.5)	(169.3)
Income (loss) attributable to noncontrolling interests	42.5	11.6	(25.5)	0.7	(53.6)	29.3	130.3
Income (loss) on early extinguishment of debt	—	(0.1)	(102.4)	(1.7)	—	(104.2)	(10.1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(48.1)	(7.1)	—	—	62.7	(55.2)	62.7
Other adjustments to operating earnings (1)	(30.8)	(22.9)	(7.6)	(8.2)	(20.0)	(69.5)	(56.1)
Total non-operating adjustments	**(915.9)**	**(464.3)**	**(82.0)**	**71.5**	**(531.7)**	**(1,390.7)**	**(393.0)**
Income (loss) before income taxes	**(651.9)**	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**(613.4)**	**584.5**
Less: Income tax expense (benefit)	(161.4)	(119.4)	17.1	49.0	(82.9)	(214.7)	45.9
Net income (loss)	**(490.5)**	**(236.5)**	**136.0**	**192.3**	**(160.4)**	**(398.7)**	**538.6**
Net income (loss) attributable to noncontrolling interest	42.5	11.6	(25.5)	0.7	(53.6)	29.3	130.3
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(533.0)**	**(248.1)**	**161.5**	**191.6**	**(106.8)**	**(428.0)**	**408.3**

(1) Included restucturing expenses (severance, leave write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc from ING U.S., Inc.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial

Page 62 of 79

Reconciliation of Operating Revenues by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Operating revenues							
Retirement	923.2	673.8	722.3	937.7	662.5	3,257.0	2,994.1
Investment Management	189.1	163.0	142.4	132.2	147.9	626.7	622.2
Annuities	321.0	310.6	319.1	303.0	322.2	1,253.7	1,262.6
Individual Life	640.9	637.7	624.9	624.0	614.9	2,527.5	2,616.7
Employee Benefits	410.0	405.9	400.8	399.7	383.4	1,616.4	1,507.2
Corporate	21.6	24.9	32.9	28.7	30.5	108.1	136.4
Total operating revenues	**2,505.8**	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**9,389.4**	**9,139.2**
Adjustments							
Closed Block Variable Annuity	209.5	271.7	362.0	453.0	(127.4)	1,296.2	1,584.5
Net realized investment gains (losses) and related charges and adjustments	(5.0)	(12.8)	(39.6)	(107.7)	(86.0)	(165.1)	(149.8)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(196.4)	(51.1)	35.6	130.1	(38.7)	(81.8)	72.0
Revenues (losses) related to business exited through reinsurance or divestment	(61.0)	32.3	66.1	58.5	9.9	95.9	25.6
Revenues (loss) attributable to noncontrolling interests	67.8	39.3	3.5	22.5	17.7	133.1	414.1
Other adjustments to operating revenues [1]	27.7	33.2	26.0	27.6	35.8	114.5	156.0
Total revenue	**2,548.4**	**2,528.5**	**2,696.0**	**3,009.3**	**1,972.7**	**10,782.2**	**11,241.6**

[1] Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial

Page 63 of 79

Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

(in millions USD)	Three Months Ended 12/31/2016	Three Months Ended 9/30/2016	Three Months Ended 12/31/2015	Twelve Months Ended 12/31/2016	Twelve Months Ended 9/30/2016	Twelve Months Ended 6/30/2016	Twelve Months Ended 3/31/2016	Twelve Months Ended 12/31/2015
Net Income (loss)	**(490.5)**	**(236.5)**	**(160.4)**	**(398.7)**	**(68.6)**	**284.1**	**515.2**	**538.6**
Less: Net income (loss) attributable to noncontrolling interest	42.5	11.6	(53.6)	29.3	(66.8)	(2.5)	104.9	130.3
Net Income (loss) available to Voya Financial, Inc.'s common shareholders	**(533.0)**	**(248.1)**	**(106.8)**	**(428.0)**	**(1.8)**	**286.6**	**410.3**	**408.3**
Less: Adjustments to operating earnings								
Closed Block Variable Annuity	(729.5)	(328.0)	(317.3)	(955.0)	(542.8)	(221.9)	(97.9)	(173.3)
Net Investment gains (losses) and related charges and adjustments	9.8	(65.6)	(59.7)	(140.9)	(210.4)	(209.4)	(194.1)	(83.3)
Other adjustments	(238.7)	(82.3)	(101.1)	(324.1)	(186.5)	(165.1)	(106.1)	(266.7)
Total Adjustments to operating earnings before tax effect	(958.4)	(475.9)	(478.1)	(1,420.0)	(939.7)	(596.4)	(398.1)	(523.3)
Income taxes on adjustments to operating earnings (1)	335.4	166.6	167.3	497.0	328.9	208.7	139.3	183.2
Total Adjustments to operating earnings, after tax(1)	(623.0)	(309.3)	(310.8)	(923.0)	(610.8)	(387.7)	(258.8)	(340.1)
Less: Difference between actual tax (expense) benefit and assumed tax rate	(89.5)	(12.5)	7.9	(33.6)	63.8	109.7	85.9	83.7
Operating earnings, after-tax (1)	**179.5**	**73.7**	**196.1**	**528.6**	**545.2**	**564.6**	**583.2**	**664.7**
Less: Income taxes (1)	(84.5)	(34.7)	(92.3)	(248.7)	(256.5)	(265.7)	(274.5)	(312.8)
Total operating earnings before income taxes	264.0	108.4	288.4	777.3	801.7	830.3	857.7	977.5
Less: Corporate	(103.4)	(84.4)	(80.1)	(349.4)	(326.1)	(314.7)	(271.6)	(236.8)
Operating earnings before income taxes for Ongoing Business	367.4	192.8	368.5	1,126.7	1,127.8	1,145.0	1,129.3	1,214.3
Less: DAC/VOBA and other intangibles unlocking (2)	(0.8)	(140.0)	27.9	(121.6)	(92.9)	(46.0)	(72.6)	(67.5)
Less: Other Operating Adjustments (3)	17.8	2.6	—	20.4	2.6	—	—	—
Ongoing Business adjusted operating earnings before income taxes	**350.4**	**330.2**	**340.6**	**1,227.9**	**1,218.1**	**1,191.0**	**1,201.9**	**1,281.8**

(1) Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax." A 35% tax rate is applied to all non-operating items. The 32% tax rate for operating earnings and components reflects the estimated benefit of the dividend received deduction related to Ongoing Business.

(2) DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC.

(3) See page 4 for a description of the Other Operating Adjustments.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Page 64 of 79

Voya Financial
Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

(in millions USD)	Twelve Months Ended 12/31/2014	12/31/2013	12/31/2012
Net Income (loss)	**2,532.7**	**788.6**	**628.2**
Less: Net income (loss) attributable to noncontrolling interest	237.7	190.1	138.2
Net Income (loss) available to Voya Financial, Inc.'s common shareholders	**2,295.0**	**598.5**	**490.0**
Less: Adjustments to operating earnings			
Closed Block Variable Annuity	(239.2)	(1,211.3)	(675.3)
Net Investment gains (losses) and related charges and adjustments	215.1	212.1	455.5
Other adjustments	(643.0)	296.6	(213.7)
Total Adjustments to operating earnings before tax effect	(667.1)	(702.6)	(433.5)
Income taxes on adjustments to operating earnings [(1)]	233.5	245.9	151.7
Total Adjustments to operating earnings, after tax[(1)]	(433.6)	(456.7)	(281.8)
Less: Difference between actual tax (expense) benefit and assumed tax rate	1,928.7	230.6	174.9
Operating earnings, after-tax [(1)]	**799.9**	**824.6**	**596.9**
Less: Income taxes [(1)]	(430.7)	(444.0)	(321.4)
Total operating earnings before income taxes	1,230.6	1,268.6	918.3
Less: Corporate	(145.7)	(160.0)	(72.6)
Operating earnings before income taxes for Ongoing Business	1,376.3	1,428.6	990.9
Less: DAC/VOBA and other intangibles unlocking [(2)]	(21.6)	133.2	(77.0)
Less: Other Operating Adjustments [(3)]	20.0	83.6	(25.3)
Ongoing Business adjusted operating earnings before income taxes	**1,377.9**	**1,211.8**	**1,093.2**

(1) Assumes a 32% tax rate for 2015 and later and 35% tax rate for 2014 and earlier on operating earnings and all components of operating earnings described as “after-tax.” A 35% tax rate is applied to all non-operating items. The 32% tax rate for operating earnings and components reflects the estimated benefit of the dividend received deduction related to Ongoing Business.

(2) DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC.

(3) See page 4 for a description of Other Operating Adjustments.

PLAN I INVEST I PROTECT

Page 65 of 79

Voya Financial

Reconciliation of Adjusted Operating Earnings

	Three Months Ended December 31, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	142.7	64.8	84.6	43.4	31.9	367.4	—	(103.4)	264.0
Less:									
Interest expense	—	—	—	—	—	—	—	(47.5)	(47.5)
DAC/VOBA and other intangibles unlocking	(4.0)	—	12.7	(9.5)	—	(0.8)	—	—	(0.8)
Gain on Lehman Recovery	4.1	0.2	4.5	8.0	1.0	17.8		0.3	18.1
Adjusted operating earnings before interest	142.6	64.6	67.4	44.9	30.9	350.4	—	(56.2)	294.2
Income tax expense	45.6	20.7	21.6	14.4	9.9	112.2	—	(18.0)	94.2
Adjusted operating earnings before interest and after income taxes	**97.0**	**43.9**	**45.8**	**30.5**	**21.0**	**238.2**	**—**	**(38.2)**	**200.0**

	Three Months Ended September 30, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	62.9	51.5	113.3	(76.2)	41.3	192.8	—	(84.4)	108.4
Less:									
Interest expense	—	—	—	—	—	—	—	(47.6)	(47.6)
DAC/VOBA and other intangibles unlocking	(74.1)	—	56.4	(122.1)	(0.2)	(140.0)	—	—	(140.0)
Gain on Lehman Recovery		2.6				2.6			2.6
Adjusted operating earnings before interest	137.0	48.9	56.9	45.9	41.5	330.2	—	(36.8)	293.4
Income tax expense	43.8	15.6	18.2	14.7	13.3	105.6	—	(11.8)	93.8
Adjusted operating earnings before interest and after income taxes	**93.2**	**33.3**	**38.7**	**31.2**	**28.2**	**224.6**	**—**	**(25.0)**	**199.6**

PLAN | INVEST | PROTECT

Voya Financial     Page 66 of 79

Reconciliation of Adjusted Operating Earnings

Three Months Ended December 31, 2015

Closed

Block

(in millions USD, unless otherwise     InvestmentIndividualEmployeeOngoingVariable

indicated)    Retirement ManagementAnnuitiesLifeBenefitsBusinessAnnuityCorporateConsolidated

Operating earnings before income taxes    137.2 42.462.9102.423.6368.5—(80.1)288.4

Less:

Interest expense    — ——————(48.5)(48.5)

DAC/VOBA and other intangibles

unlocking    11.7 —10.95.5(0.2)27.9——27.9

Adjusted operating earnings before interest    125.5 42.452.096.923.8340.6—(31.6)309.0

Income tax expense    40.2 13.616.631.07.6109.0—(10.1)98.9

Adjusted operating earnings before

interest and after income taxes    85.3 28.835.465.916.2231.6—(21.5)210.1

Voya Financial

Page 67 of 79

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2016								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	449.8	170.8	321.2	58.6	126.3	1,126.7		(349.4)	777.3
Less:									
Interest expense						—		(192.8)	(192.8)
DAC/VOBA and other intangibles unlocking	(65.6)	—	91.5	(143.5)	(4.0)	(121.6)		—	(121.6)
Gain on Lehman Recovery	4.1	2.8	4.5	8.0	1.0	20.4		0.3	20.7
Adjusted operating earnings before interest	511.3	168.0	225.2	194.1	129.3	1,227.9	—	(156.9)	1,071.0
Income tax expense	163.6	53.8	72.1	62.1	41.4	393.0		(50.2)	342.8
Adjusted operating earnings before interest and after income taxes	**347.7**	**114.2**	**153.1**	**132.0**	**87.9**	**834.9**	**—**	**(106.7)**	**728.2**
Average Capital [1]	3,964	297	1,561	2,015	378	8,215	3,006	4,059	15,280
Adjusted Operating Return on Capital	**8.8%**	**38.5%**	**9.8%**	**6.6%**	**23.3%**	**10.2%**	**N/M**	**N/M**	**4.8%**

(in millions USD, unless otherwise indicated)	Twelve Months Ended September 30, 2016								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	444.3	148.4	299.5	117.6	118.0	1,127.8		(326.1)	801.7
Less:									
Interest expense						—		(193.8)	(193.8)
DAC/VOBA and other intangibles unlocking	(49.9)	—	89.7	(128.5)	(4.2)	(92.9)		—	(92.9)
Gain on Lehman Recovery	—	2.6	—	—	—	2.6		—	2.6
Adjusted operating earnings before interest	494.2	145.8	209.8	246.1	122.2	1,218.1	—	(132.3)	1,085.8
Income tax expense	158.1	46.7	67.1	78.8	39.1	389.8		(42.3)	347.5
Adjusted operating earnings before interest and after income taxes	**336.1**	**99.1**	**142.7**	**167.3**	**83.1**	**828.3**	**—**	**(90.0)**	**738.3**
Average Capital (1)	3,951	309	1,608	2,058	386	8,312	3,119	4,026	15,457
Adjusted Operating Return on Capital	**8.5%**	**32.1%**	**8.9%**	**8.1%**	**21.5%**	**10.0%**	**N/M**	**N/M**	**4.8%**

(1) Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015.

PLAN | INVEST | PROTECT

Voya Financial
Page 68 of 79

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

	Twelve Months Ended June 30, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	461.9	142.5	236.7	183.0	120.9	1,145.0		(314.7)	830.3
Less:									
Interest expense								(194.3)	(194.3)
DAC/VOBA and other intangibles unlocking	(24.0)	—	20.4	(35.8)	(6.6)	(46.0)		—	(46.0)
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—		1.6	1.6
Adjusted operating earnings before interest	485.9	142.5	216.3	218.8	127.5	(1,191.0)	—	(122.0)	1,069.0
Income tax expense	155.5	45.6	69.2	70.0	40.8	381.1		(39.0)	342.1
Adjusted operating earnings before interest and after income taxes	**330.4**	**96.9**	**147.1**	**148.8**	**86.7**	**809.9**	**—**	**(83.0)**	**726.9**
Average Capital (1)	3,957	325	1,656	2,127	388	8,453	3,088	4,068	15,609
Adjusted Operating Return on Capital	**8.3%**	**29.8%**	**8.9%**	**7.0%**	**22.3%**	**9.6%**	**N/M**	**N/M**	**4.7%**

	Twelve Months Ended March 31, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	449.8	157.7	225.1	170.4	126.3	1,129.3		(271.6)	857.7
Less:									
Interest expense								(195.2)	(195.2)
DAC/VOBA and other intangibles unlocking	(31.2)	—	11.0	(46.4)	(6.0)	(72.6)		—	(72.6)
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—		1.6	1.6
Adjusted operating earnings before interest	481.0	157.7	214.1	216.8	132.3	1,201.9	—	(78.0)	1,123.9
Income tax expense	153.9	50.5	68.5	69.4	42.3	384.6		(24.9)	359.7
Adjusted operating earnings before interest and after income taxes	**327.1**	**107.2**	**145.6**	**147.4**	**90.0**	**817.3**	**—**	**(53.1)**	**764.2**
Average Capital (1)	3,966	331	1,683	2,217	390	8,587	2,919	4,248	15,754
Adjusted Operating Return on Capital	**8.2%**	**32.3%**	**8.7%**	**6.6%**	**23.1%**	**9.5%**	**N/M**	**N/M**	**4.9%**

(1) Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Page 69 of 79

Voya Financial
Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Twelve Months Ended December 31, 2015									
Operating earnings before income taxes	470.6	181.9	243.0	172.7	146.1	1,214.3	—	(236.8)	977.5
Less:									
Interest expense	—	—	—	—	—	—	—	(194.5)	(194.5)
DAC/VOBA and other intangibles unlocking	(37.2)	—	12.5	(38.4)	(4.4)	(67.5)	—	—	(67.5)
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—	—	1.6	1.6
Adjusted operating earnings before interest	507.8	181.9	230.5	211.1	150.5	1,281.8	—	(43.9)	1,237.9
Income tax expense	162.5	58.2	73.8	67.6	48.2	410.3	—	(14.0)	396.3
Adjusted operating earnings before interest and after income taxes	**345.3**	**123.7**	**156.7**	**143.5**	**102.3**	**871.5**	**—**	**(29.9)**	**841.6**
Average Capital (1)	3,965	329	1,689	2,327	387	8,697	2,803	4,467	15,967
Adjusted Operating Return on Capital	**8.7%**	**37.6%**	**9.3%**	**6.2%**	**26.5%**	**10.0%**	**N/M**	**N/M**	**5.3%**

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Twelve Months Ended December 31, 2014									
Operating earnings before income taxes	517.8	210.3	262.0	237.3	148.9	1,376.3	—	(145.7)	1,230.6
Less:									
Interest expense	—	—	—	—	—	—	—	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking	(30.0)	—	26.4	(10.2)	(7.8)	(21.6)	—	—	(21.6)
Gain on reinsurance recapture	—	—	—	20.0	—	20.0	—	—	20.0
Gain on Lehman Recovery	—	—	—	—	—	—	—	4.0	4.0
Adjusted operating earnings before interest	547.8	210.3	235.6	227.5	156.7	1,377.9	—	38.3	1,416.2
Income tax expense	191.7	73.6	82.5	79.6	54.8	482.2	—	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**136.7**	**153.1**	**147.9**	**101.9**	**895.7**	**—**	**24.9**	**920.6**
Average Capital [2]	3,891	310	1,694	2,781	352	9,028	3,233	3,023	15,284
Adjusted Operating Return on Capital	**9.2%**	**44.2%**	**9.0%**	**5.3%**	**28.9%**	**9.9%**	**N/M**	**N/M**	**6.0%**

(1) Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015

(2) Includes capital impacts related to the 2014 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014

PLAN | INVEST | PROTECT

Voya Financial

Page 70 of 79

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

	Twelve Months Ended December 31, 2013								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	595.8	178.1	293.8	254.8	106.1	1,428.6	—	(160.0)	1,268.6
Less:									
Interest expense	—	—	—	—	—	—	—	(179.7)	(179.7)
DAC/VOBA and other intangibles unlocking	45.6	—	83.3	4.8	(0.5)	133.2	—	—	133.2
Net gain from Lehman Recovery/LIHTC	12.9	13.2	13.5	39.7	4.3	83.6	—	3.4	87.0
Adjusted operating earnings before interest	537.3	164.9	197.0	210.3	102.3	1,211.8	—	16.3	1,228.1
Income tax expense	188.1	57.7	69.0	73.6	35.8	424.2	—	5.7	429.9
Adjusted operating earnings before interest and after income taxes	**349.2**	**107.2**	**128.0**	**136.7**	**66.5**	**787.6**	**—**	**10.6**	**798.2**
Average Capital	3,915	303	1,762	2,804	354	9,137	3,235	2,104	14,476
Adjusted Operating Return on Capital	**8.9%**	**35.4%**	**7.3%**	**4.9%**	**18.8%**	**8.6%**	**N/M**	**N/M**	**5.5%**

	Twelve Months Ended December 31, 2012								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	448.6	134.5	102.2	196.2	109.4	990.9	—	(72.6)	918.3
Less:									
Interest expense	—	—	—	—	—	—	—	(127.8)	(127.8)
DAC/VOBA and other intangibles unlocking	5.8	—	(86.2)	3.4	—	(77.0)	—	—	(77.0)
Impact of investment portfolio restructuring	(31.2)	2.2	(11.2)	14.8	0.1	(25.3)	—	(5.8)	(31.1)
Adjusted operating earnings before interest	474.0	132.3	199.6	178.0	109.3	1,093.2	—	61.0	1,154.2
Income tax expense	165.9	46.3	69.9	62.3	38.3	382.7	—	21.4	404.1
Adjusted operating earnings before interest and after income taxes	**308.1**	**86.0**	**129.7**	**115.7**	**71.0**	**710.5**	**—**	**39.6**	**750.1**
Average Capital	4,308	289	2,210	2,702	421	9,930	3,394	587	13,911
Adjusted Operating Return on Capital	**7.2%**	**29.8%**	**5.9%**	**4.3%**	**16.9%**	**7.2%**	**N/M**	**N/M**	**5.4%**

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial

Page 71 of 79

Reconciliation of Ongoing Business Adjusted Return On Equity and Capital

	Twelve Months Ended							
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
GAAP Return on Equity	**(2.9)%**	**0.0 %**	**2.0 %**	**2.8 %**	**2.7 %**	**15.8 %**	**4.4 %**	**3.7 %**
Effect of Adjustments to Ongoing Business Adjusted Operating Earnings After Income Tax and Ongoing Business Equity and Capital:								
Exclusion of AOCI	2.4 %	2.1 %	1.7 %	1.7 %	2.0 %	2.3 %	2.1 %	2.0 %
DAC/VOBA and Other Intangible Unlocking Excluded from Ongoing Business Adjusted Operating Earnings	0.8 %	0.6 %	0.3 %	0.5 %	0.4 %	0.1 %	(1.0)%	0.6 %
Other Adjustments to Ongoing Business adjusted Operating Earnings	(0.1)%	—	—	—	—	(0.1)%	(0.6)%	0.2 %
Exclusion of Corporate Operating Earnings Before Income Taxes and Allocated Capital	2.7 %	2.6 %	2.4 %	2.2 %	2.2 %	2.0 %	0.8 %	(0.1)%
Exclusion of Capital Allocated to Deferred Tax Assets	1.8 %	1.7 %	1.7 %	1.7 %	1.7 %	0.2 %	—	—
Effect of Calculated Interest Expense and Assumed 25% Debt-to-Capital Ratio (vs actual)	(0.7)%	(0.6)%	(0.5)%	(0.5)%	(0.6)%	(0.5)%	(0.6)%	(1.0)%
Exclusion of Closed Block Variable Annuity Result and Allocated Capital	9.1 %	6.4 %	4.0 %	3.0 %	3.4 %	4.3 %	12.0 %	7.3 %
Exclusion of Net Investment Gains and Losses	1.0 %	1.5 %	1.5 %	1.3 %	0.6 %	(1.5)%	(1.6)%	(3.5)%
Exclusion of Net Guaranteed Benefit Hedging Gains and Losses	0.6 %	(0.1)%	(0.3)%	(0.3)%	0.6 %	0.1 %	(0.1)%	(0.7)%
Exclusion of Income (Loss) Related to Business Exited Through Reinsurance or Divestment	0.1 %	0.7 %	0.8 %	1.1 %	1.1 %	1.1 %	0.4 %	—
Exclusion of Loss Related to Early Extinguishment of Debt	0.7 %	0.7 %	0.7 %	0.1 %	0.1 %	—	—	—
Exclusion of Immediate Recognition of Net Actuarial Gains (Losses) Related to Pension and Other Postretirement Benefit Obligations and Gains (Losses) from Plan Amendments and Curtailments	0.4 %	(0.4)%	(0.4)%	(0.4)%	(0.4)%	2.6 %	(3.0)%	1.3 %
Effect of Other Adjustments to Operating Earnings	0.3 %	0.3 %	0.4 %	0.3 %	0.5 %	0.6 %	0.5 %	1.1 %
Effect of Assumed Tax Rate vs actual effective tax rate	0.2 %	2.6 %	(4.1)%	(1.7)%	(1.9)%	(21.3)%	(3.1)%	(2.6)%
Other Income Tax Effects	(4.1)%	(6.0)%	1.3 %	(0.4)%	(0.3)%	6.4 %	0.1 %	— %
Ongoing Business Adjusted Operating Return on Equity	**12.3 %**	**12.1 %**	**11.5 %**	**11.4 %**	**12.1 %**	**12.1 %**	**10.3 %**	**8.3 %**
Inclusion of debt (based on 25% debt to capital ratio)	(3.0)%	(3.0)%	(2.8)%	(2.8)%	(3.0)%	(3.1)%	(2.6)%	(2.0)%
Exclusion of assumed interest expense	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %
Ongoing Business Adjusted Operating Return on Capital	**10.2 %**	**10.0 %**	**9.6 %**	**9.5 %**	**10.0 %**	**9.9 %**	**8.6 %**	**7.2 %**

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial

Page 72 of 79

Impacts of Prepayments and Alternative Income Above (Below) Long-Term Expectations on ROC/ROE (bps)

	Twelve Months Ended			
(in basis points)	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Prepayments Above (Below) Long-term Expectations [1]				
Effect on ROC:				
Retirement	43	49	26	4
Annuities	84	69	33	18
Life	18	41	14	12
Employee Benefits	56	35	4	29
Total Effect on Ongoing Business ROC	**44**	**48**	**22**	**10**
Effect on Ongoing Business ROE	**58**	**64**	**29**	**13**
Alternatives Above (Below) Long-term Expectations [1] [2]				
Effect on ROC:				
Retirement	(35)	(44)	1	23
Annuities	(50)	(61)	14	29
Life	(25)	(27)	12	18
Employee Benefits	(37)	(49)	11	31
Total Effect on Ongoing Business ROC	**(57)**	**(53)**	**12**	**30**
Effect on Ongoing Business ROE	**(75)**	**(71)**	**16**	**40**
Prepayments and Alternative Income Above (Below) Long-Term Expectations [1] [2]				
Effect on ROC:				
Retirement	8	5	27	27
Annuities	34	8	47	47
Life	(7)	14	26	30
Employee Benefits	19	(14)	15	60
Total Effect on Ongoing Business ROC	**(13)**	**(5)**	**34**	**40**
Effect on Ongoing Business ROE	**(17)**	**(7)**	**45**	**53**

[1] Basis point impacts are after DAC and after tax.

[2] Amounts exclude Gain on Lehman recovery

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Page 73 of 79

Voya Financial

Calculation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended					Twelve Months Ended	
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
GAAP Return on Equity:							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(533.0)**	**(248.1)**	**161.5**	**191.6**	**(106.8)**	**(428.0)**	**408.3**
Voya Financial, Inc. shareholders' equity: end of period	12,994	15,206	15,339	14,461	13,436	12,994	13,436
Voya Financial, Inc. shareholders' equity: average for period	14,100	15,273	14,900	13,949	13,861	14,555	15,019
GAAP Return on Equity	**(15.1)%**	**(6.5)%**	**4.3%**	**5.5%**	**(3.1)%**	**(2.9)%**	**2.7%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity:							
Ongoing Business adjusted operating earnings before income taxes	350.4	330.2	307.9	239.4	340.6	1,227.9	1,281.8
Income taxes on adjusted operating earnings [(1)]	(112.2)	(105.7)	(98.5)	(76.6)	(109.0)	(393.0)	(410.3)
Ongoing Business adjusted operating earnings after income taxes	238.2	224.5	209.4	162.8	231.6	834.9	871.5
Interest expense after-tax [(2)]	(18.1)	(18.5)	(18.8)	(19.7)	(19.7)	(75.1)	(82.1)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**220.1**	**206.0**	**190.6**	**143.1**	**211.9**	**759.8**	**789.4**
End of period capital for Ongoing Business	**7,878**	**8,108**	**8,256**	**8,370**	**8,377**	**7,878**	**8,377**
Average capital for Ongoing Business	7,993	8,182	8,313	8,374	8,377	8,215	8,697
Average debt (based on 25% debt-to-capital ratio)	(1,998)	(2,046)	(2,078)	(2,094)	(2,094)	(2,054)	(2,175)
Average equity for Ongoing Business	**5,995**	**6,136**	**6,235**	**6,280**	**6,283**	**6,161**	**6,522**
Adjusted Operating Return on Capital for Ongoing Business	**11.9 %**	**11.0 %**	**10.1%**	**7.8%**	**11.1 %**	**10.2 %**	**10.0%**
Adjusted Operating Return on Equity for Ongoing Business [(2)]	**14.7 %**	**13.4 %**	**12.2%**	**9.1%**	**13.5 %**	**12.3 %**	**12.1%**

(1) Assumes a 32% tax rate on operating earnings described as "after tax".

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented.

PLAN | INVEST | PROTECT

Voya Financial
Page 74 of 79

Reconciliation of Operating Earnings Per Share; Book Value Per Share, Excluding AOCI

(in whole dollars)	Three Months Ended or As of					Year-to-Date or As of	
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share (Diluted)	**(2.74)**	**(1.24)**	**0.79**	**0.92**	**(0.50)** R	**(2.13)**	**1.80**
Exclusion of per share impact of:							
Closed Block Variable Annuity	2.44	1.07 R	(0.18)	(0.14)	0.97 R	3.09	0.50
Net investment gains (losses) and related charges and adjustments	(0.03)	0.21	0.08	0.19	0.18	0.46	0.24
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	0.48	0.17	(0.07)	(0.29)	0.12	0.26	0.27
Income (loss) related to businesses exited through reinsurance or divestment	0.06	—	—	—	0.32 R	0.04	0.48
Income (loss) on early extinguishment of debt	—	—	0.33	0.01	—	0.34	0.03
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	0.16	0.02	—	—	(0.19)	0.18	(0.18)
Other adjustments to operating earnings	0.10	0.07	0.02	0.03	0.06	0.23	0.16
Effect of assumed tax rate vs actual effective tax rate	0.46	0.07	(0.18)	(0.17)	(0.04) R	0.17	(0.38)
Adjustment due to antidilutive effect of net loss in the current period (1)	(0.02)	— R	—	—	(0.01) R	(0.03)	—
Consolidated Operating earnings per share (Diluted) (1)	**0.91**	**0.37**	**0.79**	**0.55**	**0.91**	**2.61**	**2.92**
Book value per share, including AOCI	66.77	78.14	76.62	70.89	64.26	66.77	64.26
Per share impact of AOCI	(10.39)	(18.07)	(17.18)	(12.14)	(6.82)	(10.39)	(6.82)
Book value per share, excluding AOCI	56.38	60.07	59.44	58.75	57.44	56.38	57.44

(1) For periods in which there is a Net loss available to common shareholders, Operating earnings per share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Operating earnings per share calculation. The number of weighted-average diluted shares used for these periods are 197.1 million for the three months ended December 31, 2016, 201.5 million for the three months ending September 30, 2016, 216.0 million for the 3 months ending December 31, 2015, and 202.8 million for the twelve months ending December 31, 2016.

R Amounts revised to reflect a correction to diluted weighted-average common shares outstanding, which had a immaterial impact on non-operating items and Net Income (loss) available to shareholders per common share including dilutive effects.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial

Page 75 of 79

Reconciliation of Average Capital; Debt to Capital, Excluding AOCI

	Three Months Ended					Twelve Months Ended or As of		
(in millions USD, unless otherwise indicated)	**12/31/2016**	**9/30/2016**	**6/30/2016**	**3/31/2016**	**12/31/2015**	**12/31/2014**	**12/31/2013**	**12/31/2012**
Voya Financial, Inc. shareholders' equity: end of period	12,993.9	15,206.0	15,338.9	14,461.3	13,435.8	16,146.2	13,315.2	13,919.9
AOCI	2,021.7	3,517.1	3,439.7	2,476.2	1,424.9	3,103.7	1,849.1	3,710.7
Voya Financial, Inc. shareholders' equity excluding AOCI end of period	10,972.2	11,688.9	11,899.2	11,985.1	12,010.9	13,042.5	11,466.1	10,209.2
Long - Term Debt	3,549.5	3,548.5	3,547.5	3,455.9	3,459.8	3,486.5	3,481.1	3,796.3
End of Period Capital	14,521.7	15,237.4	15,446.7	15,441.0	15,470.7	16,529.0	14,947.2	14,005.5
Corporate and Closed Block Variable Annuity	6,643.7	7,129.4	7,190.7	7,071.0	7,093.7	7,752.0	5,731.2	4,182.5
End of Period Capital for Ongoing Business	7,878.0	8,108.0	8,256.0	8,370.0	8,377.0	8,777.0	9,216.0	9,823.0
Adjustments to TTM Average Capital (1)	337.0	204.0	197.0	217.0	320.0	251.0	(79.0)	107.0
Average Capital for Ongoing Business-TTM (1)	8,215.0	8,312.0	8,453.0	8,587.0	8,697.0	9,028.0	9,137.0	9,930.0
Debt to capital, including AOCI	21.5%	18.9%	18.8%	19.3%	20.5%	17.8%	20.7%	21.4%
Capital impact of AOCI	2.9%	4.4%	4.2%	3.1%	1.9%	3.3%	2.6%	5.7%
Debt to capital, excluding AOCI	24.4%	23.3%	23.0%	22.4%	22.4%	21.1%	23.3%	27.1%

(1) Trailing Twelve Months Calculation

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial     Page 76 of 79

Reconciliation of Investment Management Operating Margin, Excluding

Investment Capital

Three Months Ended    Twelve Months Ended

(in millions USD, unless otherwise indicated)    12/31/2016 9/30/201612/31/201512/31/201612/31/201512/31/201412/31/201312/31/2012

Operating revenues (1)    188.9 160.4147.9623.9622.2655.4594.5545.5

Operating expenses    (124.3) (111.5)(105.5)(455.9)(440.3)(445.1)(429.6)(411.0)

Operating earnings before income taxes    64.6 48.942.4168.0181.9210.3164.9134.5

Operating margin    34.2% 30.5%28.7%26.9%29.2%32.1%27.7%24.6%

Operating revenues (1)    188.9 160.4147.9623.9622.2655.4594.5545.5

Less:

Investment Capital Results (1)    8.4 4.1(8.8)(10.8)1.119.723.841.6

Revenues excluding Investment Capital    180.5 156.3156.7634.7621.1635.7570.7503.9

Operating expenses    (124.3) (111.5)(105.5)(455.9)(440.3)(445.1)(429.6)(411.0)

Operating earnings excluding Investment

Capital    56.2 44.851.2178.8180.8190.6141.192.9

Operating margin excluding Investment Capital    31.1% 28.7%32.7%28.2%29.1%30.0%24.7%18.4%

(1) Excludes gain from Lehman recovery in 2013 and 2016.

Additional Information

Voya Financial
Page 78 of 79

Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)	Balances as of 12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
By Security Sector:					
U.S. Government agencies and authorities	29.3	31.2	57.8	58.6	49.7
U.S. Corporate - Public	1,012.6	1,083.6	1,156.1	1,075.1	1,064.7
Foreign Government / Agency	—	—	—	—	—
Foreign Corporate - Public	151.1	158.5	171.0	166.7	175.9
State, municipalities and political subdivisions	120.5	131.2	135.7	129.5	88.4
Residential mortgaged-backed securities:					
Agency	45.6	48.9	51.6	48.8	28.5
Non - Agency	115.9	116.7	71.8	29.5	73.3
Total Residential mortgage-backed securities	**161.5**	**165.6**	**123.4**	**78.3**	**101.8**
Commercial mortgage-backed securities	128.7	136.3	139.4	126.5	120.0
Other asset-backed securities	16.6	17.0	13.1	43.7	23.9
Total fixed maturities, including securities pledged [1]	**1,620.3**	**1,723.4**	**1,796.5**	**1,678.4**	**1,624.4**

Fixed Maturity Securities - Businesses Exited Through Reinsurance By ARO Rating:	Balance as of December 31, 2016 Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	45.6	45.6	—	—	—	—	—
Non - Agency	115.9	—	—	0.1	0.1	—	115.7
Total Residential mortgage-backed securities	**161.5**	**45.6**	**—**	**0.1**	**0.1**	**—**	**115.7**
Commercial mortgage-backed securities	128.7	42.6	61.4	18.4	—	—	6.3
Other asset-backed securities	16.6	16.6	—	—	—	—	—
Total Structured securities	**306.8**	**104.8**	**61.4**	**18.5**	**0.1**	**—**	**122.0**
Non-structured securities	1,313.5	59.6	183.7	624.8	443.0	2.4	—
Total fixed maturities, including securities pledged [1]	**1,620.3**	**164.4**	**245.1**	**643.3**	**443.1**	**2.4**	**122.0**

Fixed Maturity Securities - Businesses Exited Through Reinsurance By NAIC Designation:	Balance as of December 31, 2016 Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	45.6	45.6	—	—	—	—	—
Non - Agency	115.9	115.9	—	—	—	—	—
Total Residential mortgage-backed securities	**161.5**	**161.5**	**—**	**—**	**—**	**—**	**—**
Commercial mortgage-backed securities	128.7	128.7	—	—	—	—	—
Other asset-backed securities	16.6	16.6	—	—	—	—	—
Total Structured securities	**306.8**	**306.8**	**—**	**—**	**—**	**—**	**—**
Non-structured securities	1,313.5	868.5	442.6	2.4	—	—	—
Total fixed maturities, including securities pledged [1]	**1,620.3**	**1,175.3**	**442.6**	**2.4**	**—**	**—**	**—**

[1] Total investments, after consolidation (refer to the "Portfolio Composition" page), include amounts related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Page 79 of 79

Voya Financial

Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A	A	A2
Voya Insurance and Annuity Company	A	A	A	A2
Midwestern United Life Insurance Company	A-	NR	A	NR
ReliaStar Life Insurance Company	A	A	A	A2
ReliaStar Life Insurance Company of New York	A	A	A	A2
Security Life of Denver Insurance Company	A	A	A	A2
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb+	BBB+	BBB	Baa2
Long-Term Senior Unsecured Debt	bbb+	BBB	BBB	Baa2
Junior Subordinated Debt	bbb-	BB+	BB+	Baa3 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB	Baa2

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

PLAN | INVEST | PROTECT